Exhibit 10.49B
TABLE OF EXHIBITS
TO SETTLEMENT AND RELEASE OF CLAIMS AGREEMENT

Exhibit A	Reliant Energy, Inc. Affiliates and Subsidiaries

Exhibit B	FERC Refund Allocation Matrix

Exhibit C	Deemed Distribution Participants

Exhibit D	Local Governmental Parties’ Allocation Matrix

Exhibit E	Individuals and Addresses for Notice

Exhibit F	Form of Notice of Election to Participate in Settlement

Exhibit G	Reliant Corporate Credit and Debt Agreements Referenced in Section 11.4.2

Exhibit H	Form of Letter Agreement for Repayment of Attorney’ Fees and Costs

EXHIBIT A
Settlement and Release of Claims Agreement
Reliant Energy, Inc.
Affiliates and Subsidiaries
Alta Norte Power Generation, L.L.C.
Arkla Finance Corporation
Astoria Generating Company, L.P.
Beaver River, LLC
Carr Street Generating Station, L.P.
Ceredo Capacity, LLC
Choctaw County Trust
Eddystone Power, LLC
Erie Blvd Hydropower, L.P.
Fork Shoals Energy, LLC
Free State Electric, LLC
Grane Creek LLC
GuideStreet, Inc.
Hunterstown Trust
Insync Internet Services, Incorporated
Liberty Electric PA, LLC
Liberty Electric Power, LLC
Liberty Member, LLC
Liberty MidAtlantic, LLC
MidAtlantic Kelson Corporation
MidAtlantic Liberty, LLC
MidWest Ash Disposal, Inc.
MidWest Beaver Corporation
MidWest Ceredo Corporation
MidWest Ceredo II Corporation
MidWest Henderson Corporation
New Texas Energy Company
OPD Group, Inc.
Orion Power Atlantic, Inc.
Orion Power Atlantic, LLC
Orion Power Capital, LLC
Orion Power Development Company, Inc.
Orion Power Holdings, Inc.
Orion Power Marketing and Supply, Inc.
Orion Power MidWest GP, Inc.
Orion Power MidWest, L.P.
Orion Power Midwest LP, Inc
Orion Power MidWest LP, LLC
Orion Power New York GP, Inc.
Orion Power New York, LP
Orion Power New York LP, LLC

Orion Power Operating Services Astoria, Inc.
Orion Power Operating Services, Inc.
Orion Power Operating Services MidAtlantic, Inc.
Orion Power Operating Services Midwest, Inc.
Orion Power New York GP II, Inc.
Orion Power New York LP, Inc.
Orion Power Operating Services Carr Street, Inc.
Orion Power Operating Services Coldwater, Inc.
Reliant Energy Arrow Canyon, LLC
Reliant Energy Asset Management, LLC
Reliant Energy Atlantic, LLC
Reliant Energy Aurora Development Corp.
Reliant Energy Aurora Holding Corp.
Reliant Energy Aurora I, LP
Reliant Energy Aurora II, LP
Reliant Energy Aurora, LP
Reliant Energy Bighorn, LLC
Reliant Energy Broadband, Inc.
Reliant Energy CapTrades Holding Corp.
Reliant Energy Capital (Europe), Inc.
Reliant Energy Channelview (Delaware), LLC
Reliant Energy Channelview (Texas), LLC
Reliant Energy Choctaw County, LLC
Reliant Energy Colusa County, LLC
Reliant Energy Communications, Inc.
Reliant Energy Communications (Delaware), LLC
Reliant Energy Communications (Texas), LLC
Reliant Energy Communications Networks, LP
Reliant Energy Construction, LLC
Reliant Energy Corporate Services, LLC
Reliant Energy Customer Care Services, LLC
Reliant Energy Deer Park, Inc.
Reliant Energy Desert Basin, LLC
Reliant Energy Development Services, Inc.
Reliant Energy Electric Solutions, LLC
Reliant Energy Erie West, LLC
Reliant Energy Europe, Inc.
Reliant Energy Europe Trading & Marketing, Inc.
Reliant Energy Florida, LLC
Reliant Energy Florida Holdings, LLC
Reliant Energy Gilbert, LLC
Reliant Energy Hope (Delaware), Inc.
Reliant Energy Hope, Inc.
Reliant Energy Hope, L.P.
Reliant Energy Hunterstown, LLC
Reliant Energy Indian River Holding Co I, LLC
Reliant Energy Indian River Holding Co II, LLC
Reliant Energy Key/Con Fuels, LLC
Reliant Energy McHenry County, L.P.
Reliant Energy McHenry Development Corp
Reliant Energy McHenry I, L.P.

Reliant Energy McHenry II, L.P.
Reliant Energy Maryland Holdings, LLC
Reliant Energy Mid-Atlantic Development, Inc.
Reliant Energy MidAtlantic Power Holdings, LLC
Reliant Energy Mid-Atlantic Power Services, Inc.
Reliant Energy Northeast Holdings, Inc.
Reliant Energy Northeast Generation, Inc.
Reliant Energy Northeast Management Company
Reliant Energy Net Ventures, Inc.
Reliant Energy New Jersey Holdings, LLC
Reliant Energy Osceola Holding Co. I, LLC
Reliant Energy Osceola Holding Co. II, LLC
Reliant Energy Osceola, LLC
Reliant Energy Portland, LLC
Reliant Energy Power Operations I, Inc.
Reliant Energy Power Operations II, Inc.
Reliant Energy Rancho Cucamonga, LLC
Reliant Energy Renewables, Inc.
Reliant Energy Renewables Baytown GP, LLC
Reliant Energy Renewables Baytown, LP
Reliant Energy Renewables Blue Bonnet GP, LLC
Reliant Energy Renewables Blue Bonnet, LP
Reliant Energy Renewables Coastal Plains GP, LLC
Reliant Energy Renewables Coastal Plains, LP
Reliant Energy Renewables Comal County GP, LLC
Reliant Energy Renewables Comal County, LP
Reliant Energy Renewables Conroe GP, LLC
Reliant Energy Renewables Conroe, LP
Reliant Energy Renewables Eastside GP, LLC
Reliant Energy Renewables Eastside, LP
Reliant Energy Renewables Hillside GP, LLC
Reliant Energy Renewables Hillside LP
Reliant Energy Renewables Holdings II, LLC
Reliant Energy Renewables Lacy Lakeview GP, LLC
Reliant Energy Renewables Lacy Lakeview, LP
Reliant Energy Renewables Pecan Prairie GP, LLC
Reliant Energy Renewables Pecan Prairie, LP
Reliant Energy Renewables Security GP, LLC
Reliant Energy Renewables Security, LP
Reliant Energy Renewables Temple GP, LLC
Reliant Energy Renewables Temple, LP
Reliant Energy Renewables Williamson County GP, LLC
Reliant Energy Renewables Williamson County, LP
Reliant Energy Retail Holdings, LLC
Reliant Energy Retail Services, LLC
Reliant Energy Retail Receivables, LLC
Reliant Energy Sabine (Delaware), Inc.
Reliant Energy Sabine (Texas), Inc.
Reliant Energy Services, Inc.
Reliant Energy Services Canada, Ltd.
Reliant Energy Services Channelview, LLC

Reliant Energy Services Desert Basin, LLC
Reliant Energy Services Mid-Stream, LLC
Reliant Energy Services Holdings, Inc.
Reliant Energy Services International, Inc.
Reliant Energy Services New Mexico, LLC
Reliant Energy Seward, LLC
Reliant Energy Shelby County II, LP
Reliant Energy Shelby County, LP
Reliant Energy Shelby Development Corp.
Reliant Energy Shelby Holding Corp.
Reliant Energy Shelby I, LP
Reliant Energy Shelby II, LP
Reliant Energy Signal Peak, LLC
Reliant Energy Solutions California, Inc.
Reliant Energy Solutions, Inc.
Reliant Energy Solutions East, LLC
Reliant Energy Solutions, LLC
Reliant Energy Sunrise, LLC
Reliant Energy Titus, LLC
Reliant Energy Trading Exchange, Inc.
Reliant Energy Ventures, Inc.
Reliant Energy Wholesale Generation, LLC
Reliant Energy Wholesale (Europe) Holdings B.V.
Reliant Energy Wholesale Service Company
Reliant Resources International Services, Inc.
Reliant Resources Merger Sub, Inc.
ReliantEnergy.com, Inc.
SewardTrust
StarEn Power, LLC
Texas Star Energy Company (fka New Texas Energy Company)
Twelvepole Creek, LLC

The remainder of Exhibit A consists of charts depicting the Reliant organizational structure during the time periods covered by the releases set forth in Article 8 of the Settlement and Release of Claims Agreement. Specifically, the organizational charts are as of July 2000, January 2001, April 2001 and May 2005. Pursuant to Rule 304 of Regulation S-T, the following represents a fair and accurate narrative description of graphic and image material omitted from the EDGAR filing.
Pages A-5 through A-7 contain the May 2005 organizational chart showing Reliant Energy, Inc., a Delaware corporation (“REI”), as the parent company with the following entities depicted as its wholly- owned subsidiaries:
-Reliant Energy Corporate Services, LLC, a Delaware limited liability company
-Reliant Energy Communications, Inc., a Delaware corporation
-Insync Internet Services, Incorporated, a Texas corporation (1)
-Reliant Energy Ventures, Inc., a Delaware corporation
-Reliant Energy Broadband, Inc., a Delaware corporation
-Reliant Energy Net Ventures, Inc., a Delaware corporation
-Reliant Energy Retail Holdings, LLC, a Delaware limited liability company
-Reliant Energy Electric Solutions, LLC, a Delaware limited liability company
-Reliant Energy Services, Inc., a Delaware corporation
-Reliant Energy Services International, Inc., a Delaware corporation(1)
-Reliant Resources International Services, Inc., a Delaware corporation(1)
-Reliant Energy Wholesale Service Company, a Delaware corporation(1)
-Reliant Energy Power Generation, Inc., a Delaware corporation
-Reliant Energy Trading Exchange, Inc., a Delaware corporation
-Orion Power Holdings, Inc., a Delaware corporation
-Reliant Energy CapTrades Holding Corp., a Delaware corporation, is depicted as a wholly-owned subsidiary of Reliant Energy Net Ventures, Inc. and CapTrades GP, LLC, a Delaware limited liability company, is depicted as 60% owned by Reliant Energy Net Ventures, Inc.
-CapTrades, LP, a Delaware limited partnership, is 59.4% owned by Reliant Energy CapTrades Holding Corp. and 1% owned by CapTrades GP, Inc.
The following are depicted as wholly-owned subsidiaries of Reliant Energy Retail Holdings, Inc.:
-Reliant Energy Retail Services, LLC, a Delaware limited liability company
-Reliant Energy Renewables, Inc., a Delaware corporation
-Reliant Energy Solutions, LLC, a Delaware limited liability company, and its wholly-owned subsidiary, Reliant Energy Solutions California, Inc, a Delaware corporation1
-StarEn Power, LLC, a Delaware limited liability company(1)
-Texas Star Energy Company, a Delaware corporation(1)
-Reliant Energy Customer Care Services, LLC, a Delaware limited liability company(1)
-Reliant Energy Solutions Holdings, LLC, a Delaware limited liability company, and its wholly-owned subsidiary, Reliant Energy Solutions West, LLC, a Delaware limited liability company(1)
The following are depicted as wholly-owned subsidiaries of Reliant Energy Retail Services, LLC:
-RE Retail Receivables, LLC, a Delaware limited liability company
-Reliant Energy Solutions East, LLC, a Delaware limited liability company
The following are depicted as wholly-owned subsidiaries of Reliant Energy Renewables, Inc.:
-Reliant Energy Renewables Holdings, II, LLC, a Delaware limited liability company
-Reliant Energy Texas Renewables, GP, LLC, a Delaware limited company

-Reliant Energy Texas Renewables, LP, a Delaware limited partnership, is 99% owned by Reliant Energy Renewables Holdings II, LLC and 1% owned by Reliant Energy Texas Renewables GP, LLC
The following are depicted as wholly-owned subsidiaries of Reliant Energy Services, Inc.:
-Reliant Energy Services Channelview, LLC, a Delaware limited liability company
-Reliant Energy Services Desert Basin, LLC, a Delaware limited liability company
-Reliant Energy Services Mid-Stream, LLC, a Delaware limited liability company
-Reliant Energy Services New Mexico, LLC, a Delaware limited liability company(1)
-Reliant Energy Services Canada, Ltd., a Canadian corporation, is depicted as a wholly-owned subsidiary of Reliant Energy Services International, Inc.
The following are depicted as subsidiaries of Reliant Energy Trading Exchange, Inc.:
-Energy Trading Platform Holding Company, Inc., a Delaware corporation (16%)
-Energy Trading Platform Holding Company, Inc., a Delaware corporation (5.33%)
The following are depicted as wholly-owned subsidiaries of Reliant Energy Power Generation, Inc.:
-Reliant Energy Sabine (Delaware), Inc., a Delaware corporation
-Reliant Energy Sabine (Texas), Inc., a Delaware corporation
-Reliant Energy Channelview (Delaware), LLC, a Delaware limited liability company
-Reliant Energy Channelview (Texas) LLC, a Delaware limited liability company
-Reliant Energy Deer Park, Inc., a Delaware corporation(1)
-Reeves County Land Associates, LLC, a Delaware limited liability company(1)
-Reliant Energy Northeast Holdings, Inc., a Delaware corporation
-Reliant Energy Mid-Atlantic Development, Inc., a Delaware corporation, and its wholly-owned subsidiary, Reliant Energy Hunterstown, LLC, a Delaware limited liability company(1)
-Reliant Energy Shelby Holding Corp., a Delaware corporation, and its wholly-owned subsidiary Reliant Energy Shelby Development Corp., a Delaware corporation(1)
-Reliant Energy Aurora Holding, LLC, a Delaware limited liability company(1)
-Reliant Energy Choctaw County, LLC, a Mississippi limited liability company(1)
-Reliant Energy Florida Holdings, LLC, a Delaware limited liability company
-Reliant Energy California Holdings, LLC, a Delaware limited liability company
-El Dorado Energy, LLC (EWG), a Delaware limited liability company
-Reliant Energy Arrow Canyon, LLC, a Delaware limited liability company(1)
-Reliant Energy Bighorn, LLC, a Delaware limited liability company(1)
-Reliant Energy Desert Basin, LLC, a Delaware limited liability company(1)
-Reliant Energy Equipment Company, LLC, a Delaware limited liability company(1)
-Reliant Energy Signal Peak, LLC, a Delaware limited liability company(1)
-Reliant Energy Power Operations I, Inc., a Delaware corporation(1)
-Reliant Energy Power Operations II, Inc., a Delaware corporation(1)
-Reliant Energy Development Services, Inc., a Delaware corporation(1)
-Reliant Energy Construction, LLC, a Delaware limited liability corporation(1)
-Reliant Energy Asset Management, LLC, a Delaware limited liability company
-Reliant Energy Wholesale Generation, LLC, a Delaware limited liability company
-Reliant Energy Capital (Europe), Inc., a Delaware corporation(1)
-Sabine Cogen, LP, a Delaware limited partnership, is depicted as 49% owned by Reliant Energy Sabine (Delaware), Inc. and 1% owned by Reliant Energy Sabine (Texas), Inc.
-Reliant Energy Channelview LP, a Delaware limited partnership, is depicted as 99% owned by Reliant Energy Channelview (Delaware), LLC and 1% owned by Reliant Energy Channelview (Texas) LLC
-Reliant Energy Northeast Generation, Inc., a Delaware corporation, is depicted as a wholly-

owned subsidiary of Reliant Energy Northeast Holdings, Inc.
-Reliant Energy Key/Con Fuels, LLC, a Delaware limited liability company, and Reliant Energy Mid-Atlantic Power Holdings, LLC, a Delaware limited liability company, are depicted as wholly-owned subsidiaries of Reliant Energy Northeast Generation, Inc.
-Conemaugh Fuels, LLC, a Delaware limited liability company, and Keystone Fuels, LLC, a Delaware limited liability company, are depicted as 16.67% owned by Reliant Energy Key/Con Fuels, LLC
-Reliant Energy Maryland Holdings, LLC, a Delaware limited liability company, Reliant Energy Mid-Atlantic Power Services, Inc., a Delaware corporation, Reliant Energy New Jersey Holdings, LLC, a Delaware limited liability company and Reliant Energy Northeast Management Company, a Pennsylvania corporation, are depicted as wholly-owned subsidiaries of Reliant Energy Mid-Atlantic Power Holdings, LLC
-Reliant Energy Shelby Development Corp., a Delaware corporation, is depicted as a wholly-owned subsidiary of Reliant Energy Shelby Holding Corp., a Delaware corporation(1)
-Reliant Energy Shelby I, LP, a Delaware limited partnership, and Reliant Energy Shelby II, LP, a Delaware limited partnership, are depicted as 99% owned by Reliant Energy Shelby Development Corp. and 1% owned by Reliant Energy Shelby Holding Corp. (1)
-Reliant Energy Shelby County, LP, a Delaware limited partnership, and Reliant Energy Shelby County II, LP, a Delaware limited partnership, are depicted as 99% owned by Reliant Energy Shelby II, LP and 1% owned by Reliant Energy Shelby I, LP(1)
-Reliant Energy Aurora Development, LLC, a Delaware limited liability company, is depicted as a wholly-owned subsidiary of Reliant Energy Aurora Holdings, LLC(1)
-Reliant Energy Aurora I, LP, a Delaware limited partnership, and Reliant Energy Aurora II, LP, a Delaware limited partnership, are depicted as 99% owned by Reliant Energy Aurora Holdings, LLC and 1% owned by Reliant Energy Aurora Development, LLC(1)
-Reliant Energy Aurora, LP, a Delaware limited partnership, is depicted as 99% owned by Reliant Energy Aurora II, LP and 1% owned by Reliant Energy Aurora I, LP(1)
The following are depicted as wholly-owned subsidiaries of Reliant Energy Florida Holdings, LLC
-Reliant Energy Florida, LLC, a Delaware limited liability company
-Reliant Energy New Smyrna Beach, LLC, a Delaware limited liability company(1)
-Reliant Energy Osceola, LLC, a Delaware limited liability company(1)
-Reliant Energy Winter Haven, LLC, a Delaware limited liability company(1)
The following are depicted as wholly-owned subsidiaries of Reliant Energy California Holdings, LLC
-Reliant Energy Coolwater, Inc., a Delaware corporation
-Reliant Energy Ellwood, Inc., a Delaware corporation
-Reliant Energy Etiwanda, Inc., a Delaware corporation
-Reliant Energy Mandalay, Inc., a Delaware corporation
-Reliant Energy Ormond Beach, Inc., a Delaware corporation
-Reliant Energy Seward, LLC, a Delaware limited liability company, is depicted as a wholly-owned subsidiary of Reliant Energy Wholesale Generation, LLC
-Reliant Energy Europe, Inc., a Delaware corporation, is depicted as a wholly-owned subsidiary of

Reliant Energy Capital (Europe), Inc. (1)
-Reliant Energy Wholesale (Europe) Holdings B.V., a Netherland limited liability company, is depicted as a wholly-owned subsidiary of Reliant Energy Europe, Inc.
The following are depicted as wholly-owned subsidiaries of Orion Power Holdings, Inc.:
-Orion Power Capital, LLC, a Delaware limited liability company
-Orion Power New York GP II, Inc., a Delaware corporation(1)
-Orion Power Marketing and Supply, Inc., a Delaware corporation
-Orion Power Operating Services, Inc., a Delaware corporation
-Orion Power Development Company, Inc., a Delaware corporation
The following are depicted as wholly-owned subsidiaries of Orion Power Capital, LLC:
-Orion Power Midwest LP, LLC, a Delaware limited liability company
-Orion Power Midwest GP, Inc., a Delaware corporation
-Orion Power New York LP, LLC, a Delaware limited liability company
-Orion Power New York, GP, Inc., a Delaware corporation
-Orion Power Midwest, L.P., a Delaware limited company, is depicted as 99% owned by Orion Power Midwest, L.P., LLC and 1% owned by Orion Power Midwest GP, Inc. and Twelvepole Creek, LLC, a Delaware limited liability company, is depicted as a wholly-owned subsidiary of Orion Power Midwest, L.P.
-Orion Power New York, L.P., a Delaware limited partnership, is depicted as 99.8% owned by Orion Power New York LP, LLC and .2% owned by Orion Power New York, GP, Inc.
-Astoria Generating Company, L.P., a Delaware limited partnership, is depicted as 99% owned by Orion Power New York LP, LLC and 1% owned by Orion Power New York GP, Inc.
-Erie Boulevard Hydropower, L.P., a Delaware limited partnership,(1) and Carr Street Generating Station, LP, a Delaware limited partnership,(1) are depicted as 99% owned by Orion Power New York LP, LLC and 1% owned by Orion Power New York GP, Inc.
The following are depicted as wholly-owned subsidiaries of Orion Power Operating Services, Inc.:
-Orion Power Operating Services Midwest, Inc., a Delaware corporation
-Orion Power Operating Services Astoria, Inc., a Delaware corporation
-Orion Power Operating Services Coldwater, Inc., a Delaware corporation(1)
-Orion Power Operating Services Carr Street, Inc., a Delaware corporation(1)
-Midwest Ash Disposal, Inc., a Delaware corporation
-OPOS MidAtlantic, Inc., a Delaware corporation
The following are depicted as wholly-owned subsidiaries of Orion Power Development Company, Inc.:
-OPD Group, Inc., a Delaware corporation
-Orion Power Atlantic, Inc., a Delaware corporation
-Liberty Member, LLC, a Delaware limited liability company
-MidAtlantic Liberty, LLC, a Delaware limited liability company
-Liberty MidAtlantic, LLC, a Delaware limited liability company
-Eddystone Power, LLC, a Delaware limited liability company
The following are depicted as wholly-owned subsidiaries of OPD Group, Inc.:
-Beaver River, LLC, a Delaware limited liability company
-Grane Creek, LLC, a Delaware limited liability company
-Free State Electric, LLC, a Delaware limited liability company

-Orion Power Atlantic LLC, a Florida limited liability company, is depicted as a wholly-owned subsidiary of Orion Power Atlantic, Inc. and Orion Power Atlantic, Ltd., a Florida limited partnership, is depicted as 99.99% owned by Orion Power Atlantic Inc. and .01% owned by Orion Power Atlantic, Ltd.
-Liberty Electric PA, LLC, a Delaware limited liability company,(1) is depicted as 49% owned by Liberty Member, LLC, 49% owned by Liberty MidAtlantic, LLC, 1% owned by MidAtlantic Liberty, LLC and 1% owned by Eddystone Power, LLC. Liberty Electric Power, LLC, a Delaware limited liability company,(1) is depicted as a wholly-owned subsidiary of Liberty Electric PA, LLC.

(1)	These subsidiaries are crossed-out on the organizational chart.

Pages A-8 contains the July 2000 organizational chart showing Reliant Energy, Incorporated, a Texas corporation, as the parent company with the following entities depicted as its wholly- owned subsidiaries:
-Reliant Energy Solutions, Inc., a Delaware corporation
-Reliant Energy Thermal Systems, Inc., a Delaware corporation
-ReliantEnergy.com, Inc., a Delaware corporation
-Reliant Energy Resources Corp., a Delaware corporation
-Reliant Energy International, Inc., a Delaware corporation
-Reliant Energy Wholesale Service Company, a Delaware corporation
-Reliant Energy Power Generation, Inc., a Delaware corporation
-Reliant Energy Trading Exchange, Inc., a Delaware corporation
-Houston Industries FinanceCo GP, LLC, a Delaware limited liability company
-Reliant Energy FinanceCo II GP, LLC, a Delaware limited liability company
-Reliant Energy FinanceCo III GP, LLC, a Delaware limited liability company
-Reliant Energy FinanceCo IV GP, LLC, a Delaware limited liability company
-Houston Industries Funding Company, a Delaware company
-GuideStreet Inc., a Delaware corporation
-HL&P Capital Trust, a Delaware business trust
-HL&P Capital Trust II, a Delaware business trust
-REI Trust I, a Delaware business trust
-REI Trust II, a Delaware business trust
-HL&P Receivables, Inc., a Delaware corporation
-Reliant Energy Transition Bond Company LLC, a Delaware limited liability company
-Reliant Energy Investment Management, Inc., a Delaware corporation
-Reliant Energy Communications, Inc., a Delaware corporation
-Reliant Energy Power Systems, Inc., a Delaware corporation
-Reliant Energy Properties, Inc., a Delaware corporation
-Reliant Energy Products, Inc., a Delaware corporation
-Reliant Energy Ventures, Inc., a Delaware corporation
-Reliant Energy Water, Inc., a Delaware corporation
-Houston Lighting & Power Company*, an inactive Texas name saver corporation
-NorAm Energy Corp.*, an inactive Delaware name saver corporation
-Houston Industries Incorporated*, an inactive Texas name saver corporation
-Utility Rail Services, Inc.*, a Delaware corporation
-Houston Industries Energy (UK), Inc.*, a Delaware corporation
-Northwind Houston LLC, a Delaware limited liability company, is depicted as 75% owned by Reliant Energy Thermal Systems, Inc.
-Reliant Energy Thermal Systems (Delaware), Inc., a Delaware corporation, is depicted as a wholly-owned subsidiary of Reliant Energy Thermal Systems, Inc.
-Northwind Houston LP, a Delaware limited partnership, is depicted as 74.61% owned by Reliant Energy Thermal Systems (Delaware), Inc.
The following are depicted as wholly-owned subsidiaries of Reliant Energy Resources Corp.:
-Reliant Energy Retail, Inc., a Delaware corporation
-Reliant Energy Consumer Group, Inc., a Delaware corporation
-Entex Gas Marketing Company, a Texas company
-Industrial Gas Supply Corporation, a Texas corporation
-Louisiana Unit Gas Transmission Company, a Texas company
-Unit Gas Transmission Company, a Texas company

-ALG Gas Supply Company, a Delaware corporation
-Allied Materials Corporation, a Texas corporation
-Entex Fuels, Inc., a Texas corporation
-Entex NGV, Inc., a Delaware corporation
-Minnesota Intrastate Pipeline Company, a Delaware corporation
-Arkansas Louisiana Finance Corporation, a Delaware corporation
-Arkla Finance Corporation, a Delaware corporation
-National Furnace Company, a Texas company
-NorAm Financing I, a Delaware business trust
-Arkla Industries Inc., a Delaware corporation*
-NorAm Utility Services, Inc., a Delaware corporation
-Arkla Products Company, a Delaware corporation*
-Intex, Inc., a Texas corporation*
-Entex Gas Resources Corp., a Texas corporation
-Entex Oil & Gas Co., a Texas company*
-United Gas, Inc., a Texas name saver corporation*
-Reliant Energy Gas Transmission Company, a Delaware corporation
-NorAm Funds Management, Inc., a Delaware corporation
-Mississippi River Transmission Corporation, a Delaware corporation
-Illinois Gas Transmission Company, a Delaware company
-Reliant Energy Intrastate Holdings, LLC, a Delaware limited liability company
-Reliant Energy Pipeline Services, Inc., a Delaware corporation
-Reliant Energy Trading and Transportation Group, Inc., a Texas corporation
-Reliant Energy Field Services, Inc., a Delaware corporation
-Blue Jay Gas Company, a Delaware corporation*
-Reliant Energy Services, Inc., a Delaware corporation
-Reliant Energy Services International, Inc., a Delaware corporation
-Reliant Energy Europe Trading & Marketing, Inc., a Delaware corporation
-Reliant Energy Hub Services, Inc., a Delaware corporation*
-NorAm Funds Management. Inc., a Delaware corporation, is depicted as 75% owned by Reliant Energy Gas Transmission Company
-MRT Services Company, a Delaware company, is depicted as a wholly-owned subsidiary of Mississippi River Transmission Corporation
-Pine Pipeline Acquisition Company, a Delaware limited liability company, is depicted as 81.4% owned by Reliant Energy Intrastate Holdings, LLC
-Reliant Energy OQ, LLC, a Delaware limited liability company, is depicted as a wholly-owned subsidiary of Reliant Energy Pipeline Services, Inc.
-Reliant Energy Gas Processing, Inc., a Delaware corporation, is depicted as a wholly-owned subsidiary of Reliant Energy Field Services, Inc.
The following are depicted as wholly-owned subsidiaries of Reliant Energy Services, Inc.:
-Reliant Energy Services Channelview, LLC, a Delaware limited liability company
-Reliant Energy Services Desert Basin, LLC, a Delaware limited liability company
-Reliant Energy Services Mid-Stream, LLC, a Delaware limited liability company
-Reliant Energy Services New Mexico, LLC, a Delaware limited liability company
-MRT Energy Marketing Company, a Delaware company
-Reliant Energy Services Canada, Ltd., a Canadian corporation, is depicted as a wholly-owned subsidiary of Reliant Energy Services International, Inc.
-Reliant Energy Trading & Marketing, B.V., a Netherland limited liability company, is depicted as a wholly-owned subsidiary of Reliant Energy Europe Trading & Marketing, Inc.
-Reliant Energy Trading & Marketing GmbH, a German corporation, is depicted as a wholly-owned subsidiary of Reliant Energy Trading & Marketing, B.V. *
-Energy Platform Trading Holding Company, Inc., a Delaware corporation, is depicted as 16% owned by Reliant Energy Trading Exchange, Inc.
-Reliant Energy FinanceCo III LP, a Delaware limited partnership, is depicted as 99% owned by REI and 1% owned by Reliant Energy FinanceCo III GP, LLC
-Reliant Energy FinanceCo IV LP, a Delaware limited partnership, is depicted as 99% owned by REI and 1% owned by Reliant Energy FinanceCo IV GP, LLC
-Insync Internet Services, Incorporated, a Texas corporation, Reliant Energy Communications, (Delaware), LLC, a Delaware limited liability company and Reliant Energy Communications, (Texas), LLC, a Delaware limited liability company, are depicted as wholly-owned subsidiaries of Reliant Energy Communications, Inc.
-Reliant Energy Communications Networks, LP, a Delaware limited partnership, is depicted as 99% owned Reliant Energy Communications, (Delaware), LLC and 1% owned by Reliant Energy Communications, (Texas), LLC
-UFI Services, Inc., a Delaware corporation, is depicted as a wholly-owned subsidiary of Utility Rail Services, Inc.*
Reliant Energy Foundation, a Texas non-profit corporation, STP Nuclear Operating Company, a Texas non-profit corporation, and AMT Land, Inc., a Delaware corporation, are reflected on the organizational chart under the heading “Other”.

*	Inactive

Pages A-9 contains the July 2000 organizational chart showing Reliant Energy, Incorporated, a Texas corporation, as the parent company of Reliant Energy International, Inc., with the following entities depicted as wholly- owned subsidiaries of Reliant Energy International, Inc.:
-Reliant Energy Argentine Holdings Ltd, a Cayman Islands entity
-Reliant Energy Light, Inc., a Delaware corporation (2)
-Reliant Energy Brazil Ventures Ltd., a Cayman Islands entity*
-Reliant Energy Colombia Ltd., a Cayman Islands entity
-Reliant Energy Caribe Ltd., a Cayman Islands entity
-Reliant Energy Salvador Holding Company Ltd., a Cayman Islands entity
-Reliant Energy Holdings Ltd., a Cayman Islands entity*
-Reliant Energy Outsource Ltd., a Cayman Islands entity*
-Worldwide Electric Holdings B.V., a Netherlands entity*
-HI Energy Holdings I B.V., a Netherlands entity*
-Reliant Energy International II, Inc., a Delaware corporation(2)
-Reliant Energy International Services, Inc., a Delaware corporation
-Reliant Energy Brazil Tiete Ltd., a Cayman Islands entity
-Reliant Energy Brazil Ltd., a Cayman Islands entity*
-Reliant Energy International Holdings, LLC, a Delaware limited liability company
The following are depicted as being 99% owned by Reliant Energy International, Inc.:
-Reliant Energy Argentina, S.A. (EWG), an Argentine entity(1)
-Reliant Energy Santiago del Estero, S.A., an Argentine entity(1)
-Reliant Energy Brasil, Ltda., a Brazilian entity(1)
-Reliant Energy Columbia Ltda., a Columbian entity (1% owned by Reliant Energy International Holdings, LLC
-Reliant Energy Argener S.A., an Argentine entity (EWG), is depicted as 51% owned by Reliant Energy Argener S.A.and 49% owned by Reliant Energy Argentine Holdings Ltd.
-Reliant Energy Opco S.A., an Argentine entity (EWG), is depicted as 99% owned by Reliant Energy Argentina S.A. (1)
-Empresa Distribudora de Electricidad de Santiago del Estero S.A., an Argentine entity (FUCO), is depicted as 90% owned by Reliant Energy Santiago del Estero, S.A.
-Reliant Energy Cayman Holdings, Ltd., a Cayman Islands entity, and Reliant Energy Cayman Investments Ltd., a Cayman Islands entity, are depicted as wholly-owned subsidiaries of Reliant Energy Light, Inc.
-Reliant Energy Cayman Acquisitions Ltd., a Cayman Islands entity, is depicted as 99% owned by Reliant Energy Cayman Holdings Ltd. and 1% owned by Reliant Energy Cayman Investments Ltd.
-Reliant Energy Cayman Ltd., a Cayman Islands entity, (2) is depicted as 99% owned by Reliant Energy Cayman Holdings Ltd., and 1% owned by Reliant Energy Cayman Investments Ltd.
-Light-Seviços de Electricidad S.A., a Brazilian entity (FUCO) (2), is depicted as 11% owned by Reliant Energy Cayman Ltd., and 1% owned by Reliant Energy Cayman Acquisitions Ltd.
-Light Gás Ltda., a Brazilian entity, (2) is depicted as 99% owned by Light-Seviços de Electricidad S.A
-Eletropaulo-Metropolitana Electricidade de São Paulo, S.A., a Brazilian

entity, (2) is depicted as 31% owned by Light Gás Ltda.
-Reliant Energy International Brasil Ltda., a Brazilian entity,* is depicted as 99% owned by Reliant Energy Brazil Ltd. (1)
-HIE Brasil Rio Sul Ltda., a Brazilian entity,* is depicted as 20% owned by Reliant Energy International Brasil Ltda. and 80% owned by Light-Seviços de Electricidad S.A.
-Light Overseas Investments Limited, a Brazilian entity, and Light Sinergia Ltda., a Brazilian entity, are depicted as wholly-owned subsidiaries of HIE Brasil Rio Sul Ltda.
-Light Telecom Ltda., a Brazilian entity, and Light Energy S.A., a Brazilian entity, are depicted as 99% owned by HIE Brasil Rio Sul Ltda.
-Lir Energy Limited, a Cayman Islands entity, is depicted as 80% owned by HIE Brasil Rio Sul Ltda.
-Valle Energy Ventures, Inc., a Cayman Islands entity,(2) is depicted as 50% owned by Reliant Energy Colombia Ltd.
-Empresa de Energía del Pacífico S.A. E.S.P. {EPSA}, a Columbian entity, is depicted as 44.7% owned by Valle Energy Ventures, Inc., and 6% owned by Reliant Energy Columbia Ltd.
-Central Hidroelectrica del Rio Anchicayá S.A. E.S.P., a Columbian entity (FUCO), is depicted as 99% owned by Empresa de Energía del Pacífico S.A. E.S.P.
-Compañia de Electricidad de Tuluá S.A. E.S.P., a Columbian entity (FUCO), is depicted as 86% owned by Empresa de Energía del Pacífico S.A. E.S.P.
-Gases de Occidente S.A. E.S.P., a Columbian entity (FUCO), is depicted as 7% owned by Empresa de Energía del Pacífico S.A. E.S.P.
-Interfconexión Electrica S.A., a Columbian entity (FUCO), is depicted as 5% owned by Empresa de Energía del Pacífico S.A. E.S.P.
-Sociedad Promotora de la Termoelectrica para el Suroccidente Columbian S.A., a Columbian entity, is depicted as 17% owned by Empresa de Energía del Pacífico S.A. E.S.P.
-HIEDC Holdings Ltd., a Cayman Islands entity, is depicted as 50% owned by Reliant Energy Caribe Ltd.
-Caribe Energy Holdings Ltd., a Cayman Islands entity, is depicted as a wholly-owned subsidiary of HIEDC Holdings Ltd.
-Electrificadora de la Costa Atlántica S.A. E.S.P., a Columbian entity (FUCO), is depicted as 70% owned by Caribe Energy Holdings Ltd.
-Electrificadora del Caribe S.A. E.S.P., a Columbian entity (FUCO), is depicted as 69% owned by Caribe Energy Holdings Ltd.
-El Salvador Energy Holdings, a Cayman Islands entity, is depicted as 50% owned by Reliant Energy

Salvador Holding Company Ltd.
-Empresa Eléctrica de Oriente S.A. de C.V., an El Salvadorian entity (FUCO), is depicted as 89% owned by El Salvador Energy Holdings
-Compañia de Alumbrado Eléctrico de San Salvador, S.A. de C.V., a El Salvadorian entity, is depicted as 75% owned by El Salvador Energy Holdings
-Distribuidora Eléctricade Usulután S. de E.M., an El Salvadorian entity (FUCO), is depicted as 98% owned by Compañia de Alumbrado Eléctrico de San Salvador, S.A. de C.V.
-Empresa Salvadoreña de Energia S.A. de C.V., an El Salvadorian public limited company and limited partnership, is depicted as 25% owned by Empresa Eléctrica de Oriente S.A. de C.V. and 25% owned by Compañia de Alumbrado Eléctrico de San Salvador, S.A. de C.V.
-Reliant Energy El Salvador, S.A. de C.V., an El Salvadorian entity, is depicted as 99% owned by Reliant Energy International Holdings, LLC, a Delaware limited liability company and 1% owned by REII
-Venus Generation El Salvador, a Cayman Islands entity, is depicted as 50% owned by Reliant Energy Outsource Ltd.
-Reliant Energy India, Inc., a MAU entity, HIE Ford Heights, Inc., a Delaware corporation, and HIE Fulton, Inc., a Delaware corporation, are depicted as wholly-owned subsidiaries of Reliant Energy International II, Inc.
-Reliant Energy Rain, Inc., a MAU entity, is depicted as a wholly-owned subsidiary of Reliant Energy India, Inc.
-Rain Calcining Limited (FUCO), an Indian entity, is depicted as 25% owned by Reliant Energy Rain, Inc.

(1)	Law requires at least two shareholders of record; Reliant Energy International exercises beneficial ownership of all shares.

(2)	This stock has been pledged to secure financing

*	Inactive

EWG:	Exempt Wholesale Generator under Energy Policy Act of 1992

FUCO:	Foreign Utility Company under Energy Policy Act of 1992

Page A-10 contains the July 2000 organizational chart showing Reliant Energy, Incorporated, a Texas corporation, as the parent company to Reliant Energy Power Generation, Inc. (“REPG”), a Delaware corporation and the following entities as wholly-owned by REPG:
-Reliant Energy Sabine (Delaware), Inc., a Delaware corporation
-Reliant Energy Sabine (Texas), Inc., a Delaware corporation
-Reliant Energy Deer Park, Inc., a Delaware corporation
-Reliant Energy Channelview (Delaware) LLC, a Delaware limited liability company
-Reliant Energy Channelview (Texas), LLC, a Delaware limited liability company
-Reliant Energy Renewables, Inc., a Delaware corporation
-Reliant Energy Northeast Holdings, Inc., a Delaware corporation
-Reliant Energy Mid-Atlantic Development, Inc., a Delaware corporation
-Reliant Energy McHenry Holding Corp., a Delaware corporation
-Reliant Energy Shelby Holding Corp., a Delaware corporation
-Reliant Energy Aurora Holding Corp., a Delaware corporation
-Reliant Energy Florida Holdings, LLC, a Delaware limited liability company
-Reliant Energy California Holdings, LLC, a Delaware limited liability company
-El Dorado Energy, LLC (EWG), a Delaware limited liability company
-Reliant Energy Desert Basin, LLC (EWG), a Delaware limited liability company
-Reliant Energy Power Operations I, Inc., a Delaware corporation
-Reliant Energy Power Operations II, Inc., a Delaware corporation
-Reliant Energy Development Services, Inc., a Delaware corporation
-Reliant Energy Capital (Europe), Inc., a Delaware corporation
and
-Sabine Cogen, LP (QF), a Delaware limited partnership, is depicted as 49% owned by Reliant Energy Sabine (Delaware), Inc. and 51% owned by Reliant Energy Sabine (Texas), Inc.
-Reliant Energy Channelview LP, a Delaware limited partnership, is depicted as 99% owned by Reliant Energy Channelview (Delaware) LLC and 1% owned by Reliant Energy Channelview (Texas) LLC
The following are depicted as wholly-owned subsidiaries of Reliant Energy Renewables, Inc.:
-Reliant Energy Renewables Holdings, LLC, a Delaware limited liability company
-Reliant Energy Renewables Atascocita GP, LLC, a Delaware limited liability company
-Reliant Energy Renewables Bluebonnet GP, LLC, a limited liability company
-Reliant Energy Renewables Coastal Plains GP, LLC, a Delaware limited liability company
-Reliant Energy Renewables Comal County GP, LLC, a Delaware limited liability company
-Reliant Energy Renewables Conroe, GP, LLC, a Delaware limited liability company
-Reliant Energy Renewables Eastside GP, LLC, a Delaware limited liability company
-Reliant Energy Renewables Hillside GP, LLC, a limited liability company
-Reliant Energy Renewables Lacy Lakeview GP, LLC, a Delaware limited liability company
-Reliant Energy Renewables Pecan Praire GP, LLC, a Delaware corporation
-Reliant Energy Renewables Security, GP, LLC, a Delaware limited liability company
-Reliant Energy Renewables Temple GP, LLC, a Delaware limited liability company
-Reliant Energy Renewables Wilkinson County GP, LLC, a Delaware limited liability company
and

-Reliant Energy Renewables Atascocita, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Renewables Holdings, LLC, and 1% owned by Reliant Energy Renewables Atascocita GP, LLC
-Reliant Energy Renewables Bluebonnet, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Renewables Holdings, LLC and 1% owned by Reliant Energy Renewables Bluebonnet GP, LLC
-Reliant Energy Renewables Coastal Plains, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Renewable Holdings, LLC and 1% owned by Reliant Energy Coastal Plains GP, LLC
-Reliant Energy Renewables Comal County, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Renewables Holdings, LLC and 1% owned by Reliant Energy Renewables Comal County GP, LLC
-Reliant Energy Renewables Conroe, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Renewables Holdings, LLC and 1% owned by Reliant Energy Conroe, GP, LLC
-Reliant Energy Renewables Eastside, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Renewables Holdings, LLC and 1% owned by Reliant Energy Eastside GP, LLC
-Reliant Energy Renewables Hillside, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Renewables Holdings, LLC and 1% owned by Reliant Energy Renewables Eastside GP, LLC
-Reliant Energy Renewables Lacy Lakeview, LP, a limited partnership, is depicted as being 99% owned by Reliant Energy Renewable Holdings, LLC and 1% owned by Reliant Energy Renewables Lacy Lakeview GP, LLC
-Reliant Energy Renewables Pecan Praire, LP, a limited partnership, is depicted as being 99% owned by Reliant Energy Renewable Holdings, LLC and 1% owned by Reliant Energy Renewables Pecan Praire GP, LLC
-Reliant Energy Renewables Security, LP, a limited partnership, is depicted as being 99% owned by Reliant Energy Renewable Holdings, LLC and 1% owned by Reliant Energy Renewables Security GP, LLC
-Reliant Energy Renewables Temple, LP, a limited partnership, is depicted as being 99% owned by Reliant Energy Renewable Holdings, LLC and 1% owned by Reliant Energy Renewables Temple GP, LLC
-Reliant Energy Renewables Williamson County, LP, a limited partnership, is depicted as being 99% owned by Reliant Energy Renewable Holdings, LLC and 1% owned by Reliant Energy Renewables Williamson County GP, LLC

-Reliant Energy Northeast Generation, Inc., a Delaware corporation, is depicted as being a wholly-owned subsidiary of Reliant Energy Northeast Holdings, Inc.
-Reliant Energy Maryland Holdings, LLC (EWG), a Delaware limited liability company, Reliant Energy Mid-Atlantic Power Holdings, LLC (EWG), a Delaware limited liability company, Reliant Energy Mid-Atlantic Power Services, Inc., a Delaware corporation, and Reliant Energy New Jersey Holdings, LLC (EWG), are depicted as being wholly-owned subsidiaries of Reliant Energy Northeast Generation, Inc.
-Reliant Energy Northeast Management Company, a Pennsylvania company, is depicted as being wholly-owned by Reliant Energy Mid-Atlantic Power Holdings, LLC
-Reliant Energy McHenry I, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy McHenry Holdings Corp. and 1% owned by Reliant Energy McHenry Development Corp.
-Reliant Energy McHenry II, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy McHenry Holding Corp. and 1% owned by Reliant Energy McHenry Development Corp.
-Reliant Energy McHenry County, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy McHenry II and 1% owned by Reliant Energy McHenry I, LP
-Reliant Energy Shelby I, LP, a Delaware limited partnership, is 99% owned by Reliant Energy Shelby Holding Corp. and 1% owned by Reliant Energy Shelby Development Corp.
-Reliant Energy Shelby II, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Shelby Holding Corp. and 1% owned by Reliant Energy Shelby Development Corp.
-Reliant Energy Shelby County, LP (EWG), a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Shelby II, LP and 1% owned by Reliant Energy Shelby I, LP
-Reliant Energy Shelby County II, LP, is depicted as being 99% owned by Reliant Energy Shelby II, LP and 1% owned by Reliant Energy Shelby I, LP
-Reliant Energy Aurora I, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Aurora Holding Corp. and 1% owned by Reliant Energy Aurora Development Corp.
-Reliant Energy Aurora II, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Aurora Holding Corp. and 1% owned by Reliant Energy Aurora Development Corp.
-Reliant Energy Aurora, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Aurora II, LP and 1% owned by Reliant Energy Aurora I, LP
-Reliant Energy Indian River, LLC (EWG), a Delaware limited liability company, Reliant Energy Osceola Holding Co. I, LLC, a Delaware limited liability company, and Reliant Energy Osceola Holding Company II, LLC, a Delaware limited liability company, are depicted as being wholly-owned subsidiaries of Reliant Energy Florida Holdings, LLC
-Reliant Energy Osceola, LLC (EWG), a Delaware limited liability company, is depicted as being 50% owned by Reliant Energy Osceola Holding Co. I, LLC and 50% owned by Reliant Energy Osceola Holding Co. II, LLC

-Reliant Energy Coolwater, LLC (EWG), a Delaware limited liability company, Reliant Energy Ellwood, LLC (EWG), a Delaware limited liability company, Reliant Energy Etiwanda, LLC (EWG), a Delaware limited liability company, Reliant Energy Mandalay, LLC (EWG), a Delaware limited liability company and Reliant Energy Ormond Beach, LLC (EWG), a Delaware limited liability company, are depicted as being wholly-owned subsidiaries of Reliant Energy California Holdings, LLC
-Reliant Energy Europe, Inc., a Netherlands entity, is depicted as being wholly-owned by Reliant Energy Capital (Europe), Inc.
-Reliant Energy Wholesale (Europe) Holdings BV, a Netherlands entity, is depicted as being wholly-owned by Reliant Energy (Europe), Inc.
-Reliant Energy Wholesale (Europe) CV, a Netherlands entity, is depicted as being wholly-owned by Reliant Energy Wholesale (Europe) Holdings BV
-Reliant Energy Wholesale (Europe) Holdings II CV, a Netherlands entity, is depicted as being depicted as 99.5% owned by Reliant Energy Wholesale (Europe) CV and .5% owned by Reliant Energy Wholesale (Europe) Holdings BV
-Reliant Energy UNA, BV, a Netherlands entity, is depicted as being 52% owned by Reliant Energy Wholesale (Europe) CV and 48% owned by Reliant Energy Wholesale (Europe) Holdings II CV
-N.V. UNA, a Netherlands entity, is depicted as being wholly-owned by Reliant Energy UNA, BV

EWG:	Exempt Wholesale Generator under Energy Policy Act of 1992

QF:	Qualifying Facility under Public Utility Regulatory Policies Act of 1978

Page A-11 contains the January 2001 organizational chart showing Reliant Energy, Incorporated, a Texas corporation, as the parent company, with the following entities depicted as its wholly-owned subsidiaries:
-Reliant Energy Thermal Systems, Inc., a Delaware corporation
-Reliant Energy Resources Corp., a Delaware corporation
-Reliant Energy International, Inc., a Delaware corporation
-Reliant Resources, Inc., a Delaware corporation
-Houston Industries FinanceCo GP, LLC, a Delaware limited liability company
-Reliant Energy FinanceCo II GP, LLC, a Delaware limited liability company
-Reliant Energy FinanceCo III GP, LLC, a Delaware limited liability company
-Reliant Energy FinanceCo IV GP, LLC, a Delaware limited liability company
-Houston Industries Funding Company, a Delaware company
-HL&P Capital Trust I, a Delaware business trust
-HL&P Capital Trust II, a Delaware business trust
-REI Trust I, a Delaware business trust
-REI Trust II, a Delaware business trust
-HL&P Receivables, Inc., a Delaware corporation
-Reliant Energy Transition Bond Company LLC, a Delaware limited liability company
-Reliant Energy Investment Management, Inc., a Delaware corporation
-Reliant Energy MergerCo, Inc., a Delaware corporation
-Reliant Energy Power Systems, Inc., a Delaware corporation
-Reliant Energy Properties, Inc., a Delaware corporation
-Reliant Energy Products, Inc., a Delaware corporation
-Reliant Energy Regco, Inc., a Delaware corporation
-Reliant Energy Tegco, Inc., a Delaware corporation
-Reliant Energy Water, Inc., a Delaware corporation
-Houston Lighting & Power Company*, a Texas company
-NorAm Energy Corp.*, a Delaware corporation
-Houston Industries Incorporated*, a Texas corporation
-Utility Rail Services, Inc.*, a Delaware corporation
-Houston Industries Energy (UK), Inc.*, a Delaware corporation
-Northwind Houston L.L.C., a Delaware limited liability company, is depicted as being 75% owned by Reliant Energy Thermal Systems, Inc.
-Reliant Energy Thermal Systems (Delaware), Inc., a Delaware corporation, is depicted as being wholly-owned by Reliant Energy Thermal Systems, Inc.
-Northwind Houston L.P., a Delaware limited partnership, is depicted as being 74.61% owned by Reliant Energy Thermal Systems (Delaware), Inc.
-Entex Gas Resources Corp., a Texas corporation, Entex Gas Marketing Company, a Texas company, Industrial Gas Supply Corporation, a Texas corporation, Louisiana Unit Gas Transmission Company, a Texas company, Unit Gas Transmission Company, a Delaware company, Reliant Energy Consumer Group, Inc., a Delaware corporation, ALG Gas Supply Company, a Delaware company, Allied Materials Corporation, a Texas corporation, Entex Fuels, Inc., a Texas corporation, Entex NGV, Inc., a Delaware corporation, Minnesota Intrastate Pipeline Company, a Delaware company, Arkansas Louisiana Finance Corporation, a Delaware corporation, National Furnace Company, a Texas company, NorAm Financing I, a Delaware business trust, Arkla Industries Inc.*, a Delaware corporation, NorAm Utility Services, Inc.*, a Delaware corporation, Arkla Products Company*, a Delaware company, Intex, Inc.*, a Texas corporation, Reliant Energy Retail, Inc.*, a Delaware corporation, Entex Oil & Gas Co.*, a Texas company, United Gas, Inc.*, a Texas corporation, Reliant

Energy Gas Transmission Company, a Delaware company, Mississippi River Transmission Corporation, a Delaware corporation, Illinois Gas Transmission Company, a Delaware company, Reliant Energy Intrastate Holdings, LLC, a Delaware limited liability company, Reliant Energy Pipeline Services, Inc., a Delaware corporation, Reliant Energy Trading and Transportation Group, Inc., a Texas corporation, Reliant Energy Field Services, Inc., a Delaware corporation, Blue Jay Gas Company*, a Delaware company, MRT Energy Marketing Company, a Delaware company, Reliant Energy Hub Services, Inc.*, a Delaware corporation, are depicted as being wholly-owned by Reliant Energy Resources Corp.
-Reliant Energy Retail Interests, Inc.*, a Delaware corporation, is depicted as being wholly-owned by Reliant Energy Retail, Inc.
-MRT Services Company, a Delaware company, and MRT Holdings, Inc., a Delaware corporation and MRT Holdings, Inc., a Delaware corporation, are depicted as being wholly-owned by Mississippi River Transmission Corporation
-Pine Pipeline Acquisition Company, LLC, a Delaware limited liability company, is depicted as being 81% owned by Reliant Energy Intrastate Holdings, LLC
-Reliant Energy OQ, LLC, a Delaware limited liability company, is wholly-owned by Reliant Energy Pipeline Services, Inc.
-OQ Partners, a Texas partnership is depicted as being 50% owned by Reliant Energy OQ, LLC
-Reliant Energy Field Services Holdings, Inc., a Delaware corporation, and Reliant Energy Gas Processing, Inc., a Delaware corporation, are depicted as being wholly-owned by Reliant Energy Field Services, Inc.
-Houston Industries FinanceCo LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy, Incorporation, and 1% owned by Houston Industries FinancCo GP, LLC
-Reliant Energy FinanceCo II LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy, Incorporation, and 1% owned by Reliant Energy FinanceCo II GP, LLC
-Reliant Energy FinanceCo III LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy, Incorporation, and 1% owned by Reliant Energy FinanceCo III GP, LLC
-Reliant Energy FinanceCo IV LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy, Incorporation, and 1% owned by Reliant Energy FinanceCo IV GP, LLC
-UFI Services, Inc., a Delaware corporation is depicted as being wholly-owned by Utility Rail Services, Inc.
-STP Nuclear Operating Company, a Texas nonprofit corporation, and AMT Land, Inc., a Delaware associated company, are reflected on the organizational chart under the heading “Other”.

*	Inactive

Page A-12 contains the January 2001 organizational chart showing Reliant Resources, Inc., a Delaware corporation, as the parent company, with the following entities depicted as its wholly-owned subsidiaries:
-Reliant Energy Communications, Inc., a Delaware corporation
-Reliant Energy Ventures, Inc., a Delaware corporation
-Reliant Energy Broadband, Inc., a Delaware corporation
-Guidestreet, Inc., a Delaware corporation
-Reliant Energy Net Ventures, Inc., a Delaware corporation
-Reliant Resources International Services, Inc., a Delaware corporation
-Arkla Finance Corporation, a Delaware corporation
-Reliant Energy.com, Inc., a Delaware corporation
-Reliant Energy Retail Holdings, LLC, a Delaware limited liability company
-Reliant Energy Services, Inc., a Delaware corporation
-Reliant Energy Services International, Inc., a Delaware corporation
-Reliant Energy Europe Trading & Marketing, Inc., a Delaware corporation
-Reliant Energy Power Generation, Inc., a Delaware corporation
-Reliant Energy Wholesale Service Company, a Delaware company
-Reliant Energy Trading Exchange, Inc., a Delaware corporation
and
-Insync Internet Services, Incorporated, a Texas corporation, Reliant Energy Communications (Delaware), LLC, a Delaware limited liability company, and Reliant Energy Communications (Texas), LLC, a Delaware limited liability company, are depicted as being wholly-owned by Reliant Energy Communication, Inc.
-Reliant Energy Communications, Networks, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Communications (Delaware), LLC and 1% owned by Reliant Energy Communications (Texas), LLC
-Reliant Energy Customer Care Services, LLC, a Delaware limited liability company, Reliant Energy Retail Services, LLC, a Delaware limited liability company, Reliant Energy Solutions, LLC, a Delaware limited liability company, and StarEn Power, LLC, a Delaware limited liability company, are depicted as being wholly-owned by Reliant Energy Retail Holdings, LLC
-Reliant Energy Services Channelview, LLC, a Delaware limited liability company, Reliant Energy Services Desert Basin, LLC, a Delaware limited liability company, Reliant Energy Services Mid-Stream, LLC, a Delaware limited liability company, Reliant Energy Services New Mexico, LLC, a Delaware limited liability company, and Reliant Energy Services Holdings, Inc., a Delaware corporation, are depicted as being wholly-owned by Reliant Energy Services, Inc.
-Reliant Energy Services Canada, Ltd., a Canadian corporation, is depicted as being a wholly-owned subsidiary of Reliant Energy Services International, Inc.
-Reliant Energy Trading & Marketing, B.V., a Netherlands entity, is depicted as being a wholly-owned subsidiary of Reliant Energy Europe Trading & Marketing, Inc.
-Reliant Energy Trading & Marketing GmbH, a German entity, is depicted as being wholly-owned by Reliant Energy Trading & Marketing B.V.
-Energy Platform Trading Holding Company, Inc., a Delaware corporation, is depicted as being 16% owned by Reliant Energy Trading Exchange, Inc.

-Reliant Resources Foundation, a Texas non-profit corporation, is reflected on the organizational chart under the heading “Other”.

Page A-13 contains the January 2001 organizational chart showing Reliant Resources, Inc. (“RRI”), a Delaware corporation, as the parent company to Reliant Energy Power Generation, Inc. (“REPG”), a Delaware corporation and the following entities wholly-owned subsidiaries by REPG:
-Reliant Energy Sabine (Delaware), Inc., a Delaware corporation
-Reliant Energy Sabine (Texas), Inc., a Delaware corporation
-Reliant Energy Deer Park, Inc., a Delaware corporation
-Reliant Energy Channelview (Delaware) LLC, a Delaware limited liability company
-Reliant Energy Channelview (Texas), LLC, a Delaware limited liability company
-Reliant Energy Renewables, Inc., a Delaware corporation
-Reliant Energy Northeast Holdings, Inc., a Delaware corporation
-Reliant Energy Mid-Atlantic Development, Inc., a Delaware corporation
-Reliant Energy McHenry Holding Corp., a Delaware corporation
-Reliant Energy Shelby Holding Corp., a Delaware corporation
-Reliant Energy Aurora Holding Corp., a Delaware corporation
-Reliant Energy Choctaw County, LLC, a Delaware corporation
-Reliant Energy Florida Holdings, LLC, a Delaware limited liability company
-Reliant Energy California Holdings, LLC, a Delaware limited liability company
-El Dorado Energy, LLC (EWG), a Delaware limited liability company
-Reliant Energy Arrow Canyon, LLC, a Delaware limited liability company
-Reliant Energy Bighorn, LLC, a Delaware limited liability company
-Reliant Energy Colusa County, LLC, a Delaware limited liability company
-Reliant Energy Desert Basin, LLC, a Delaware limited liability company
-Reliant Energy Sunrise, LLC, a Delaware limited liability company
-Reliant Energy Power Operations I, Inc., a Delaware corporation
-Reliant Energy Power Operations II, Inc., a Delaware corporation
-Reliant Energy Development Services, Inc., a Delaware corporation
-Reliant Energy Capital (Europe), Inc., a Delaware corporation
and
-Sabine Cogen, LP, a Delaware limited partnership, is depicted as being 49% owned by Reliant Energy Sabine (Delaware), Inc. and 51% owned by Reliant Energy Sabine (Texas), Inc.
-Reliant Energy Channelview LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Channelview (Delaware) LLC and 1% owned by Reliant Energy Channelview (Texas) LLC
-Reliant Energy Renewables Holdings, LLC, a Delaware limited liability company, Reliant Energy Renewables Atascocita GP, LLC, a Delaware limited liability company, Reliant Energy Renewables Bluebonnet GP, LLC, a limited liability company, Reliant Energy Renewables Coastal Plains GP, LLC, a Delaware limited liability company, Reliant Energy Renewables Comal County GP, LLC, a Delaware limited liability company, Reliant Energy Renewables Conroe, GP, LLC, a Delaware limited liability company, Reliant Energy Renewables Eastside GP, LLC, a Delaware limited liability company, Reliant Energy Renewables Hillside GP, LLC, a limited liability company, Reliant Energy Renewables Lacy Lakeview GP, LLC, a Delaware limited liability company, Reliant Energy Renewables Pecan Praire GP, LLC, a Delaware limited liability company, Reliant Energy Renewables Security, GP, LLC, a Delaware limited liability company, Reliant Energy Renewables Temple GP, LLC, a Delaware limited liability company and Reliant Energy Renewables Wilkinson

County GP, LLC, a Delaware limited liability company are depicted as being wholly-owned by Reliant Energy Renewables, Inc.
and
-Reliant Energy Renewables Atascocita, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Renewables Holdings, LLC, and 1% owned by Reliant Energy Renewables Atascocita GP, LLC
-Reliant Energy Renewables Bluebonnet, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Renewables Holdings, LLC and 1% owned by Reliant Energy Renewables Bluebonnet GP, LLC
-Reliant Energy Renewables Coastal Plains, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Renewable Holdings, LLC and 1% owned by Reliant Energy Coastal Plains GP, LLC
-Reliant Energy Renewables Comal County, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Renewables Holdings, LLC and 1% owned by Reliant Energy Renewables Comal County GP, LLC
-Reliant Energy Renewables Conroe, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Renewables Holdings, LLC and 1% owned by Reliant Energy Conroe, GP, LLC
-Reliant Energy Renewables Eastside, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Renewables Holdings, LLC and 1% owned by Reliant Energy Eastside GP, LLC
-Reliant Energy Renewables Hillside, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Renewables Holdings, LLC and 1% owned by Reliant Energy Renewables Eastside GP, LLC
-Reliant Energy Renewables Lacy Lakeview, LP, a limited partnership, is depicted as being 99% owned by Reliant Energy Renewable Holdings, LLC and 1% owned by Reliant Energy Renewables Lacy Lakeview GP, LLC
-Reliant Energy Renewables Pecan Praire, LP, a limited partnership, is depicted as being 99% owned by Reliant Energy Renewable Holdings, LLC and 1% owned by Reliant Energy Renewables Pecan Praire GP, LLC
- Reliant Energy Renewables Security, LP, a limited partnership, is depicted as being 99% owned by Reliant Energy Renewable Holdings, LLC and 1% owned by Reliant Energy Renewables Security GP, LLC
-Reliant Energy Renewables Temple, LP, a limited partnership, is depicted as being 99% owned by Reliant Energy Renewable Holdings, LLC and 1% owned by Reliant Energy Renewables Temple GP, LLC

-Reliant Energy Renewables Williamson County, LP, a limited partnership, is depicted as being 99% owned by Reliant Energy Renewable Holdings, LLC and 1% owned by Reliant Energy Renewables Williamson County GP, LLC
-Reliant Energy Northeast Generation, Inc., a Delaware corporation, is depicted as being wholly-owned by Reliant Energy Northeast Holdings, Inc.
-Reliant Energy Atlantic, LLC, a Delaware limited liability company, Reliant Energy Erie West, LLC, a Delaware limited liability company, Reliant Energy Hunterstown, LLC, a Delaware limited liability company, Reliant Energy Portland, LLC, a Delaware limited liability company, Reliant Energy Seward, LLC, a Delaware limited liability company, and Reliant Energy Titis, LLC, a Delaware limited liability company are depicted as being wholly-owned by Reliant Energy Mid-Atlantic Development, Inc.
-Reliant Energy Keystone Fuels, LLC and Reliant Energy Mid-Atlantic Power Holdings, LLC are depicted as being wholly-owned by Reliant Energy Northeast Generation, Inc.
-Reliant Energy Maryland Holdings, LLC, a Delaware limited liability company, Reliant Energy Mid-Atlantic Power Services, Inc., a Delaware corporation, Reliant Energy New Jersey Holdings, LLC, a Delaware limited liability company and Reliant Energy Northeast Management Company, a Pennsylvania company, are depicted as being wholly-owned by Reliant Energy Mid-Atlantic Power Holdings, LLC
-Reliant Energy McHenry Development Corp., a Delaware corporation, is depicted as being wholly-owned by Reliant Energy McHenry Holding Corp.
-Reliant Energy McHenry I, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy McHenry Holding Corp. and 1% owned by Reliant Energy McHenry Development Corp.
-Reliant Energy McHenry II, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy McHenry Holding Corp. and 1% owned by Reliant Energy Henry Development Corp.
-In addition, Reliant Energy McHenry County, LP, a limited partnership, is 99% owned by Reliant Energy McHenry II, LP and 1% owned by Reliant Energy McHenry I, LP
-Reliant Energy Shelby Development Corp., a Delaware corporation, is depicted as being wholly-owned by Reliant Energy Shelby Holding Corp.
-Reliant Energy Shelby I, LP, a Delaware limited partner, is depicted as being 99% owned by Reliant Energy Shelby Holding Corp. and 1% owned by Reliant Energy Shelby Development Corp.
-Reliant Energy Shelby II, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Shelby Holding Corp. and 1% owned by Reliant Energy Shelby Development Corp.
-In addition, Reliant Energy Shelby County, LP and Reliant Energy Shelby County II, LP are both depicted as being 99% owned by Reliant Energy Shelby II, LP and 1% owned by Reliant Energy Shelby I, LP

-Reliant Energy Aurora Development Corp., a Delaware corporation, is depicted as being a wholly-owned subsidiary of Reliant Energy Aurora Holding Corp.
-Reliant Energy Aurora I, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Aurora Holding Corp. and 1% owned by Reliant Energy Aurora Development Corp.
-Reliant Energy Aurora II, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Aurora Holding Corp. and 1% owned by Reliant Energy Aurora Development Corp.
-In addition, Reliant Energy Aurora, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Aurora II, LP and 1% owned by Reliant Energy Aurora I, LP
-Reliant Energy Indian River, LLC, a Delaware limited liability company, Reliant Energy Osceola, LLC, a Delaware limited liability company, and Reliant Energy Osceola Holding Co. II, LLC, a Delaware limited liability company, are depicted as being wholly-owned by Reliant Energy Florida Holdings, LLC
-In addition, Reliant Energy Osceola, LLC, a Delaware limited liability company, is depicted as being 50% owned by Reliant Energy Osceola Holding Co.II, LLC and 50% owned by Reliant Energy Osceola Holding Co. I, LLC
-Reliant Energy Coolwater, LLC (EWG), a Delaware limited liability company, Reliant Energy Ellwood, LLC (EWG), a Delaware limited liability company, Reliant Energy Etiwanda, LLC (EWG), a limited liability company, Reliant Energy Mandalay, LLC (EWG), a limited liability company, and Reliant Energy Ormond Beach, LLC (EWG), a limited liability company are depicted as being wholly-owned by Reliant Energy California Holdings, LLC
-Reliant Energy Europe, Inc., a Netherlands entity, is depicted as being wholly-owned by Reliant Energy Capital (Europe), Inc.
-Reliant Energy Wholesale (Europe) Holdings B.V., a Netherlands entity, is depicted as being wholly-owned by Reliant Energy Wholesale (Europe) Holdings, BV
-Reliant Energy Wholesale (Europe) CV, a Netherlands entity, is depicted as being 99.5% owned by Reliant Energy Europe, Inc. and 0.5% owned by Reliant Energy Wholesale (Europe) Holdings BV
-In addition, Reliant Energy Wholesale (Europe) Holdings II CV, a Netherlands entity, is depicted as being 99.5% owned by Reliant Energy Europe, Inc. and 0.5% owned by Reliant Energy Wholesale (Europe) Holdings BV
-Reliant Energy UNA, BV, a Netherlands entity, is depicted as being 52% owned by Reliant Energy Wholesale (Europe) CV and 48% owned by Reliant Energy UNA, BV
-N.V. Una, a Netherlands entity, is depicted as being wholly-owned by Reliant Energy UNA, BV

EWG:	Exempt Wholesale Generator under Energy Policy Act of 1992

Page A-14 contains the January 2001 organizational chart showing Reliant Energy International, Inc. (“REII”), a Delaware corporation, as a wholly-owned subsidiary of Reliant Energy, Incorporated (“REI”), a Texas corporation, as the parent company, with the following entities depicted as wholly-owned subsidiaries of REII:
-Reliant Energy Light Inc., a Delaware corporation
-Reliant Energy Brazil Ventures Ltd.*, a Cayman Islands entity
-Reliant Energy Brazil Tiete Ltd.*, a Cayman Islands entity
-Reliant Energy Brazil Ltd.*, a Cayman Islands entity
-Reliant Energy International Services, Inc., a Delaware corporation
-Reliant Energy Salvador Holding Company Ltd., a Cayman Islands entity
-Reliant Energy Holdings Ltd., a Cayman Islands entity
-Reliant Energy Outsource Ltd.*, a Cayman Islands entity
-Reliant Energy International Holdings, LLC, a Delaware limited liability partnership
-Worldwide Electric Holdings B.V.*, a Netherlands entity
-HI Energy Holdings I B.V.*, a Netherlands entity
-Reliant Energy International II, Inc., a Delaware corporation
and
-Reliant Energy Santiago del Estero, S.A., an Argentine entity, is depicted as being 99%1 owned by REII
-Empresa Distribuidora de Electricidad de Santiago del Estero S.A. (EDESE), an Argentine entity, is depicted as being 90% owned by Reliant Energy Santiago del Estero
-Reliant Energy Argentine Holdings Ltd. (FUCO1), a Cayman Islands entity, and Reliant Energy Cayman Investments Ltd., a Cayman Islands entity, are depicted as being wholly-owned by Reliant Energy Cayman Holdings Ltd.
-Reliant Energy Argentina S.A. (EWG), an Argentine entity, is depicted as being 99% owned by Reliant Energy Cayman Holdings Ltd.
-Reliant Energy Argener S.A., an Argentine entity, is depicted as being 49% owned by Reliant Energy Argentine Holdings Ltd. and 51% owned by Reliant Energy Argentina S.A.
and
-Reliant Energy Opco S.A.(EWG), an Argentine entity, is depicted as being 99% owned by Reliant Energy Argentine S.A.
-Reliant Energy Cayman Holdings Ltd., a Cayman Islands entity, is depicted as being wholly-owned by Reliant Energy Light, Inc.
-Reliant Energy Cayman Acquisitions Ltd, a Cayman Islands entity, and Reliant Energy Cayman Ltd., a Cayman Islands entity, are depicted as being wholly-owned by Reliant Energy Cayman Investments Ltd.
-Reliant Energy Brasil, Ltda.*, a Brazilian limited liability company, is depicted as being 99%1 owned by REII

-Reliant Energy International Brasil Ltda.*, a Brazilian entity, is depicted as being 99%1 owned by Reliant Energy Brazil Ltd.
-HIE Brazil Rio Sul Ltda.*, a Brazilian entity, is depicted as being 20% owned by Reliant Energy Brazil Ltd.
-Reliant Energy Columbia Ltda, a Columbian entity, is depicted as being 99%1 owned by REII and 1% by Reliant Energy International Holdings, LLC
-Reliant Energy El Salvador, S.A. de C.V., an El Salvadorian entity, is depicted as being 1% owned by REII and 99% owned by Reliant Energy International Holdings, LLC
-Venus Generation El Salvador*, a Cayman Islands entity, is depicted as being 50% owned by Reliant Energy Outsource Ltd.
-Reliant Energy India, Inc., a MAU entity, HIE Ford Heights, Inc., a Delaware corporation, and HIE Fulton, Inc., a Delaware corporation, are depicted as being wholly-owned by Reliant Energy International II, Inc.
-Reliant Energy Rain, Inc, a MAU entity, is depicted as being wholly-owned by Reliant Energy India, Inc.
and
-Rain Calcining Limited (FUCO2), an Indian entity, is depicted as being 25% owned by Reliant Energy Rain, Inc.

Certain ownership amounts are rounded.

(1)	Law requires at least two shareholders of record; Reliant Energy International exercises beneficial ownership of all shares

*	Inactive

EWG:	Exempt Wholesale Generator under Energy Policy Act of 1992

FUCO:	Foreign Utility Company under Energy Policy Act of 1992

QF:	Qualifying Facility under Public Utility Regulatory Policies Act of 1978

Page A-15 contains the April 2001 organizational chart showing Reliant Energy, Incorporated (“REI”), a Texas corporation, as the parent company, with the following entities depicted as its wholly-owned subsidiaries:
-Reliant Energy Thermal Systems, Inc., a Delaware corporation
-Reliant Energy Resources Corp., a Delaware corporation
-Reliant Energy International, Inc., a Delaware corporation
-Reliant Resources, Inc., a Delaware corporation
-Houston Industries FinanceCo GP, LLC, a Delaware limited liability company
-Reliant Energy FinanceCo II GP, LLC, a Delaware limited liability company
-Reliant Energy FinanceCo III GP, LLC, a Delaware limited liability company
-Reliant Energy FinanceCo IV GP, LLC, a Delaware limited liability company
-Houston Industries Funding Company, a Delaware company
-HL&P Capital Trust I, a Delaware business trust
-HL&P Capital Trust II, a Delaware business trust
-REI Trust I, a Delaware business trust
-REI Trust II, a Delaware business trust
-HL&P Receivables, Inc., a Delaware corporation
-Reliant Energy Transition Bond Company LLC, a Delaware limited liability company
-Reliant Energy Investment Management, Inc., a Delaware corporation
-Reliant Energy Power Systems, Inc., a Delaware corporation
-Reliant Energy Properties, Inc., a Delaware corporation
-Reliant Energy Products, Inc., a Delaware corporation
-Reliant Energy Regco, Inc., a Delaware corporation
-Reliant Energy Tegco, Inc., a Delaware corporation
-Reliant Energy Water, Inc., a Delaware corporation
-Houston Lighting & Power Company*, a Texas company
-NorAm Energy Corp.*, a Delaware corporation
-Houston Industries Incorporated*, a Texas corporation
-Utility Rail Services, Inc.*, a Delaware corporation
-Houston Industries Energy (UK), Inc.*, a Delaware corporation
and
-Pantellos Corporation, a Delaware corporation, is depicted as being 7.35% owned by REI
-Northwind Houston L.L.C., a Delaware limited liability company, is depicted as being 75% owned by Reliant Energy Thermal Systems, Inc.
-Reliant Energy Thermal Systems (Delaware), Inc., a Delaware corporation, is depicted as being wholly-owned by Reliant Energy Thermal Systems, Inc.
-Northwind Houston L.P., a Delaware limited partnership, is depicted as being 74.61% owned by Reliant Energy Thermal Systems (Delaware), Inc.
and
-Entex Gas Resources Corp., a Texas corporation, Entex Gas Marketing Company, a Texas company, Industrial Gas Supply Corporation, a Texas corporation, Louisiana Unit Gas Transmission Company, a Texas company, Unit Gas Transmission Company, a Delaware company, Reliant Energy Consumer Group, Inc., a Delaware corporation, ALG Gas Supply Company, a Delaware company, Allied Materials Corporation, a Texas corporation, Entex Fuels, Inc., a Texas corporation, Entex NGV, Inc., a Delaware corporation, Minnesota Intrastate Pipeline Company, a Delaware company, Arkansas

Louisiana Finance Corporation, a Delaware corporation, National Furnace Company, a Texas company, NorAm Financing I, a Delaware business trust, Arkla Industries Inc.*, a Delaware corporation, NorAm Utility Services, Inc., a Delaware corporation, Arkla Products Company*, a Delaware company, Intex, Inc.*, a Texas corporation, Reliant Energy Funds Management, Inc.*, a Delaware corporation, Reliant Energy Retail, Inc.*, a Delaware corporation, Entex Oil & Gas Co.*, a Texas company, United Gas, Inc.*, a Texas corporation, Reliant Energy Gas Transmission Company, a Delaware company, Mississippi River Transmission Corporation, a Delaware corporation, Illinois Gas Transmission Company, a Delaware company, Reliant Energy Intrastate Holdings, LLC, a Delaware limited liability company, Reliant Energy Pipeline Services, Inc., a Delaware corporation, Reliant Energy Trading and Transportation Group, Inc., a Texas corporation, Reliant Energy Field Services, Inc., a Delaware corporation, Blue Jay Gas Company*, a Delaware company, MRT Energy Marketing Company, a Delaware company, Reliant Energy Hub Services, Inc.*, a Delaware corporation are depicted as being wholly-owned by Reliant Energy Resources Corp.
-Reliant Energy Retail Interests, Inc., a Delaware corporation, is depicted as being wholly-owned by Reliant Energy Retail, Inc.
-MRT Services Company, a Delaware company, and MRT Holdings, Inc., a Delaware corporation, are depicted as being wholly-owned by Mississippi River Transmission Corporation
-Pipe Pipelines Acquisition Company, LLC, a Delaware limited liability company, is depicted as being 81% owned by Reliant Energy Intrastate Holdings, LLC
-Reliant Energy OQ, LLC, a Delaware limited liability company, is depicted as being wholly-owned by Reliant Energy Pipeline Services, Inc.
and
-OQ Partners, a Texas partnership, is depicted as being 50% owned by Reliant Energy Pipeline Services, Inc.
-Reliant Energy Field Services Holdings, Inc., a Delaware corporation, and Reliant Energy Gas Processing, Inc., a Delaware corporation, are depicted as being wholly-owned by Reliant Energy Field Services, Inc.
-Houston Industries FinanceCo LP, a Delaware limited partnership, is depicted as being 99% owned by REI, and 1% owned by Houston Industries FinanceCo GP, LLC
-Reliant Energy FinanceCo II LP, a Delaware limited partnership, is depicted as being 99% owned by REI, and 1% owned by Reliant Energy FinanceCo II GP, LLC
-Reliant Energy FinanceCo III LP, a Delaware limited partnership, is depicted as being 99% owned by REI, and 1% owned by Reliant Energy FinanceCo III GP, LLC
and
-Reliant Energy FinanceCo IV LP, a Delaware limited partnership, is 9 depicted as being 9% owned by REI, and 1% owned by Reliant Energy FinanceCo IV GP, LLC
-Reliant Energy MergerCo, Inc., a Delaware corporation, is depicted as being wholly-owned by Reliant Energy Regco, Inc.
and

-UFI Services, Inc.*, a Delaware corporation, is depicted as being wholly-owned by Utility Rail Services, Inc.
-STP Nuclear Operating Company, a Texas non-profit corporation, and AMT Land, Inc., a Delaware corporation, are reflected on the organizational chart under the heading “Other”.

Page A-16 contains the April 2001 organizational chart showing Reliant Resources, Inc. (“RRI”), a Delaware corporation, as a subsidiary of Reliant Energy, Incorporated (“REI”), a Texas corporation, as the parent company, with the following entities depicted as wholly-owned subsidiaries of RRI:
-Reliant Energy Communications, Inc., a Delaware corporation
-Reliant Energy Ventures, Inc., a Delaware corporation
-Reliant Energy Broadband, Inc., a Delaware corporation
-Guidestreet, Inc., a Delaware corporation
-Reliant Energy Net Ventures, Inc., a Delaware corporation
-Reliant Resources International Services, Inc., a Delaware corporation
-Arkla Finance Corporation, a Delaware corporation
-Reliant Energy.com, Inc., a Delaware corporation
-Reliant Energy Retail Holdings, LLC, a Delaware limited liability company
-Reliant Energy Services, Inc., a Delaware corporation
-Reliant Energy Services International, Inc., a Delaware corporation
-Reliant Energy Europe Trading & Marketing, Inc., a Delaware corporation
-Reliant Energy Power Generation, Inc., a Delaware corporation
-Reliant Energy Wholesale Service Company, a Delaware company
-Reliant Energy Trading Exchange, Inc., a Delaware corporation
and
-Insync Internet Services, Incorporated, a Texas corporation, Reliant Energy Communications (Delaware), LLC, a Delaware limited liability company, and Reliant Energy Communications (Texas), LLC, a Delaware limited liability company, are depicted as being wholly-owned by Reliant Energy Communication, Inc.,
-In addition, Reliant Energy Communications, Networks, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Communications (Delaware), LLC and 1% owned by Reliant Energy Communications (Texas), LLC
-Itron, Inc., a Washington corporation, is depicted as being 8.38% owned by Reliant Energy Venture, Inc.
-Reliant Energy Customer Care Services, LLC, a Delaware limited liability company, Reliant Energy Retail Services, LLC, a Delaware limited liability company, Reliant Energy Solutions, LLC, a Delaware limited liability company, StarEn Power, LLC, a Delaware limited liability company, and New Texas Energy Company, a Delaware corporation, are depicted as being wholly-owned by Reliant Energy Retail Holdings, LLC
-Reliant Energy Services Channelview, LLC, a Delaware limited liability company, Reliant Energy Services Desert Basin, LLC, a Delaware limited liability company, Reliant Energy Services Mid-Stream, LLC, a Delaware limited liability company, Reliant Energy Services New Mexico, LLC, a Delaware limited liability company, and Reliant Energy Services Holdings, Inc., a Delaware corporation, are depicted as being wholly-owned by Reliant Energy Services, Inc.
and
-Reliant Energy Services Canada, Ltd., a Canadian corporation, is depicted as being a wholly-owned subsidiary of Reliant Energy Services International, Inc.
-Reliant Energy Trading & Marketing, B.V., a Netherlands entity, is depicted as being a wholly-

owned subsidiary of Reliant Energy Europe Trading & Marketing, Inc.
and
-Reliant Energy Trading & Marketing GmbH, a German entity, is depicted as being wholly-owned by Reliant Energy Trading & Marketing B.V.
-Energy Platform Trading Holding Company, Inc., a Delaware corporation, is depicted as being 16% owned by Reliant Energy Trading Exchange, Inc.
-Reliant Resources Foundation, a Texas non-profit corporation, is reflected on the organizational chart under the heading “Other”.

Page A-17 contains the April 2001 organizational chart showing Reliant Resources, Inc. (“RRI”), a Delaware corporation, as the parent company to Reliant Energy Power Generation, Inc. (“REPG”), a Delaware corporation, and the following entities as wholly-owned by REPG:
-Reliant Energy Sabine (Delaware), Inc., a Delaware corporation
-Reliant Energy Sabine (Texas), Inc., a Delaware corporation
-Reliant Energy Deer Park, Inc., a Delaware corporation
-Reliant Energy Channelview (Delaware) LLC, a Delaware limited liability company
-Reliant Energy Channelview (Texas), LLC, a Delaware limited liability company
-Reliant Energy Renewables, Inc., a Delaware corporation
-Reliant Energy Northeast Holdings, Inc., a Delaware corporation
-Reliant Energy Mid-Atlantic Development, Inc., a Delaware corporation
-Reliant Energy McHenry Holding Corp., a Delaware corporation
-Reliant Energy Shelby Holding Corp., a Delaware corporation
-Reliant Energy Aurora Holding Corp., a Delaware corporation
-Reliant Energy Choctaw County, LLC, a Delaware corporation
-Reliant Energy Florida Holdings, LLC, a Delaware limited liability company
-Reliant Energy California Holdings, LLC, a Delaware limited liability company
-El Dorado Energy, LLC (EWG), a Delaware limited liability company
-Reliant Energy Arrow Canyon, LLC, a Delaware limited liability company
-Reliant Energy Bighorn, LLC, a Delaware limited liability company
-Reliant Energy Colusa County, LLC, a Delaware limited liability company
-Reliant Energy Desert Basin, LLC, a Delaware limited liability company
-Reliant Energy Sunrise, LLC, a Delaware limited liability company
-Reliant Energy Power Operations I, Inc., a Delaware corporation
-Reliant Energy Power Operations II, Inc., a Delaware corporation
-Reliant Energy Development Services, Inc., a Delaware corporation
-Reliant Energy Capital (Europe), Inc., a Delaware corporation
and
-Sabine Cogen, LP, a Delaware limited partnership, is depicted as being 49% owned by Reliant Energy Sabine (Delaware), Inc. and 51% owned by Reliant Energy Sabine (Texas), Inc.
-Reliant Energy Channelview LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Channelview (Delaware) LLC and 1% owned by Reliant Energy Channelview (Texas) LLC
-Reliant Energy Renewables Holdings, LLC, a Delaware limited liability company, Reliant Energy Renewables Atascocita GP, LLC, a Delaware limited liability company, Reliant Energy Renewables Bluebonnet GP, LLC, a limited liability company, Reliant Energy Renewables Coastal Plains GP, LLC, a Delaware limited liability company, Reliant Energy Renewables Comal County GP, LLC, a Delaware limited liability company, Reliant Energy Renewables Conroe, GP, LLC, a Delaware limited liability company, Reliant Energy Renewables Eastside GP, LLC, a Delaware limited liability company, Reliant Energy Renewables Hillside GP, LLC, a limited liability company, Reliant Energy Renewables Lacy Lakeview GP, LLC, a Delaware limited liability company, Reliant Energy Renewables Pecan Praire GP, LLC, a Delaware limited liability company, Reliant Energy Renewables Security, GP, LLC, a Delaware limited liability company, Reliant Energy Renewables Temple GP, LLC, a Delaware limited liability company and Reliant Energy Renewables Wilkinson

County GP, LLC, a Delaware limited liability company are depicted as being wholly-owned by Reliant Energy Renewables, Inc.
and
-Reliant Energy Renewables Atascocita, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Renewables Holdings, LLC, and 1% owned by Reliant Energy Renewables Atascocita GP, LLC
-Reliant Energy Renewables Bluebonnet, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Renewables Holdings, LLC and 1% owned by Reliant Energy Renewables Bluebonnet GP, LLC
-Reliant Energy Renewables Coastal Plains, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Renewable Holdings, LLC and 1% owned by Reliant Energy Coastal Plains GP, LLC
-Reliant Energy Renewables Comal County, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Renewables Holdings, LLC and 1% owned by Reliant Energy Renewables Comal County GP, LLC
-Reliant Energy Renewables Conroe, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Renewables Holdings, LLC and 1% owned by Reliant Energy Conroe, GP, LLC
-Reliant Energy Renewables Eastside, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Renewables Holdings, LLC and 1% owned by Reliant Energy Eastside GP, LLC
-Reliant Energy Renewables Hillside, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Renewables Holdings, LLC and 1% owned by Reliant Energy Renewables Eastside GP, LLC
-Reliant Energy Renewables Lacy Lakeview, LP, a limited partnership, is depicted as being 99% owned by Reliant Energy Renewable Holdings, LLC and 1% owned by Reliant Energy Renewables Lacy Lakeview GP, LLC
-Reliant Energy Renewables Pecan Praire, LP, a limited partnership, is depicted as being 99% owned by Reliant Energy Renewable Holdings, LLC and 1% owned by Reliant Energy Renewables Pecan Praire GP, LLC
-Reliant Energy Renewables Security, LP, a limited partnership, is depicted as being 99% owned by Reliant Energy Renewable Holdings, LLC and 1% owned by Reliant Energy Renewables Security GP, LLC
-Reliant Energy Renewables Temple, LP, a limited partnership, is depicted as being 99% owned by Reliant Energy Renewable Holdings, LLC and 1% owned by Reliant Energy Renewables Temple GP, LLC

-Reliant Energy Renewables Williamson County, LP, a limited partnership, is depicted as being 99% owned by Reliant Energy Renewable Holdings, LLC and 1% owned by Reliant Energy Renewables Williamson County GP, LLC
Reliant Energy Northeast Generation, Inc., a Delaware corporation, is depicted as being wholly-owned by Reliant Energy Northeast Holdings, Inc.
-Reliant Energy Atlantic, LLC, a Delaware limited liability company, Reliant Energy Erie West, LLC, a Delaware limited liability company, Reliant Energy Hunterstown, LLC, a Delaware limited liability company, Reliant Energy Portland, LLC, a Delaware limited liability company, Reliant Energy Seward, LLC, a Delaware limited liability company, and Reliant Energy Titis, LLC, a Delaware limited liability company, are depicted as being wholly-owned by Reliant Energy Mid-Atlantic Development, Inc.
-Reliant Energy Keystone Fuels, LLC and Reliant Energy Mid-Atlantic Power Holdings, LLC are depicted as being wholly-owned by Reliant Energy Northeast Generation, Inc.
-Reliant Energy Maryland Holdings, LLC, a Delaware limited liability company, Reliant Energy Mid-Atlantic Power Services, Inc., a Delaware corporation, Reliant Energy New Jersey Holdings, LLC, a Delaware limited liability company and Reliant Energy Northeast Management Company, a Pennsylvania company, are depicted as being wholly-owned by Reliant Energy Mid-Atlantic Power Holdings, LLC
-Reliant Energy McHenry Development Corp., a Delaware corporation, is depicted as being wholly-owned by Reliant Energy McHenry Holding Corp.
-Reliant Energy McHenry I, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy McHenry Holding Corp. and 1% owned by Reliant Energy McHenry Development Corp.
-Reliant Energy McHenry II, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy McHenry Holding Corp. and 1% owned by Reliant Energy Henry Development Corp.
-In addition, Reliant Energy McHenry County, LP, a limited partnership, is depicted as being 99% owned by Reliant Energy McHenry II, LP and 1% owned by Reliant Energy McHenry I, LP
-Reliant Energy Shelby Development Corp., a Delaware corporation, is depicted as being wholly-owned by Reliant Energy Shelby Holding Corp.
-Reliant Energy Shelby I, LP, a Delaware limited partner, is depicted as being 99% owned by Reliant Energy Shelby Holding Corp. and 1% owned by Reliant Energy Shelby Development Corp.
-Reliant Energy Shelby II, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Shelby Holding Corp. and 1% owned by Reliant Energy Shelby Development Corp.
-In addition, Reliant Energy Shelby County, LP and Reliant Energy Shelby County II, LP are both depicted as being 99% owned by Reliant Energy Shelby II, LP and 1% owned by Reliant Energy Shelby I, LP

-Reliant Energy Aurora Development Corp., a Delaware corporation, is depicted as being a wholly-owned subsidiary of Reliant Energy Aurora Holding Corp.
-Reliant Energy Aurora I, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Aurora Holding Corp. and 1% owned by Reliant Energy Aurora Development Corp.
-Reliant Energy Aurora II, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Aurora Holding Corp. and 1% owned by Reliant Energy Aurora Development Corp.
-In addition, Reliant Energy Aurora, LP, a Delaware limited partnership, is depicted as being 99% owned by Reliant Energy Aurora II, LP and 1% owned by Reliant Energy Aurora I, LP
-Reliant Energy Indian River, LLC, a Delaware limited liability company, and Reliant Energy Osceola, LLC, a Delaware limited liability company, are depicted as being wholly-owned by Reliant Energy Florida Holdings, LLC
-In addition, Reliant Energy Osceola, LLC, a Delaware limited liability company, is depicted as being 50% owned by Reliant Energy Osceola Holding Co. II, LLC and 50% owned by Reliant Energy Osceola Holding Co. I, LLC
-Reliant Energy Coolwater, LLC (EWG), a Delaware limited liability company, Reliant Energy Ellwood, LLC (EWG), a Delaware limited liability company, Reliant Energy Etiwanda, LLC (EWG), a limited liability company, Reliant Energy Mandalay, LLC (EWG), a limited liability company, and Reliant Energy Ormond Beach, LLC (EWG), a limited liability company are depicted as being wholly-owned by Reliant Energy California Holdings, LLC
-Reliant Energy Europe, Inc., a Netherlands entity, is depicted as being wholly-owned by Reliant Energy Capital (Europe), Inc.
-Reliant Energy Wholesale (Europe) Holdings B.V., a Netherlands entity, is depicted as being wholly-owned by Reliant Energy Wholesale (Europe) Holdings, BV
-Reliant Energy Wholesale (Europe) CV, a Netherlands entity, is depicted as being 99.5% owned by Reliant Energy Europe, Inc. and 0.5% owned by Reliant Energy Wholesale (Europe) Holdings BV
-In addition, Reliant Energy Wholesale (Europe) Holdings II CV, a Netherlands entity, is depicted as being 99.5% owned by Reliant Energy Europe, Inc. and 0.5% owned by Reliant Energy Wholesale (Europe) Holdings BV
-Reliant Energy UNA, BV, a Netherlands entity, is depicted as being 52% owned by Reliant Energy Wholesale (Europe) CV and 48% owned by Reliant Energy UNA, BV
-N.V. Una, a Netherlands entity, is depicted as being wholly-owned by Reliant Energy UNA, BV

EWG:	Exempt Wholesale Generator under Energy Policy Act of 1992

Page A-18 contains the April 2001 organizational chart showing Reliant Energy, Incorporated, a Texas corporation, as the parent company of Reliant Energy International, Inc., a Delaware corporation, and the following entities depicted as wholly-owned subsidiaries of Reliant Energy International, Inc.:
-Reliant Energy Light Inc., a Delaware corporation
-Reliant Energy Brazil Ventures Ltd.*, a Cayman Islands entity
-Reliant Energy Brazil Tiete Ltd.*, a Cayman Islands entity
-Reliant Energy Brazil Ltd.*, a Cayman Islands entity
-Reliant Energy International Services, Inc., a Delaware corporation
-Reliant Energy Salvador Holding Company Ltd., a Cayman Islands entity
-Reliant Energy Holdings Ltd., a Cayman Islands entity
-Reliant Energy Outsource Ltd.*, a Cayman Islands entity
-Reliant Energy International Holdings, LLC, a Delaware limited liability partnership
-Worldwide Electric Holdings B.V.*, a Netherlands entity
-HI Energy Holdings I B.V.*, a Netherlands entity
-Reliant Energy International II, Inc., a Delaware corporation
and
-Reliant Energy Santiago del Estero, S.A., an Argentine entity,(1) is depicted as being 99%owned by REII
-Empresa Distribuidora de Electricidad de Santiago del Estero S.A. (EDESE), an Argentine entity, is depicted as being 90% owned by Reliant Energy Santiago del Estero
-Reliant Energy Argentine Holdings Ltd. (FUCO), a Cayman Islands entity, and Reliant Energy Cayman Investments Ltd., a Cayman Islands entity, are depicted as being wholly-owned by Reliant Energy Cayman Holdings Ltd.
-Reliant Energy Argentina S.A. (EWG), an Argentine entity, is depicted as being 99% owned by Reliant Energy Cayman Holdings Ltd.
-Reliant Energy Argener S.A., an Argentine entity, is depicted as being 49% owned by Reliant Energy Argentine Holdings Ltd. and 51% owned by Reliant Energy Argentina S.A.
and
-Reliant Energy Opco S.A. (EWG), an Argentine entity, (1) is depicted as being 99% owned by Reliant Energy Argentine S.A.
-Reliant Energy Cayman Holdings Ltd., a Cayman Islands entity, is depicted as being wholly-owned by Reliant Energy Light, Inc.

-Reliant Energy Cayman Acquisitions Ltd, a Cayman Islands entity, and Reliant Energy Cayman Ltd., a Cayman Islands entity, are depicted as being wholly-owned by Reliant Energy Cayman Investments Ltd.
-Reliant Energy Brasil, Ltda.*, a Brazilian entity, (1) is depicted as being 99% owned by REII
-Reliant Energy International Brasil Ltda.*, a Brazilian entity, (1) is depicted as being 99% owned by Reliant Energy Brazil Ltd.
-HIE Brazil Rio Sul Ltda.*, a Brazilian entity, is depicted as being 20% owned by Reliant Energy Brazil Ltd.
-Reliant Energy Columbia Ltd, a Columbian entity, is depicted as being 99% owned by REII and 1% by Reliant Energy International Holdings, LLC
-Reliant Energy El Salvador, S.A. de C.V., an El Salvadorian entity, is depicted as being 1% owned by REII and 99% owned by Reliant Energy International Holdings, LLC
-Venus Generation El Salvador*, a Cayman Islands entity, is depicted as being 50% owned by Reliant Energy Outsource Ltd.
-Reliant Energy India, Inc., a MAU entity, HIE Ford Heights, Inc., a Delaware corporation, and HIE Fulton, Inc., a Delaware corporation, are depicted as being wholly-owned by Reliant Energy International II, Inc.
-Reliant Energy Rain, Inc, a MAU entity, is depicted as being wholly-owned by Reliant Energy India, Inc.
and
-Rain Calcining Limited (FUCO), an Indian entity, is depicted as being 25% owned by Reliant Energy Rain, Inc.

Certain ownership amounts are rounded.

(1)	Law requires at least two shareholders of record; Reliant Energy International exercises beneficial ownership of all shares

*	Inactive

EWG:	Exempt Wholesale Generator under Energy Policy Act of 1992

FUCO:	Foreign Utility Company under Energy Policy Act of 1992

QF:	Qualifying Facility under Public Utility Regulatory Policies Act of 1978

EXHIBIT B
Settlement and Release of Claims Agreement
FERC REFUND ALLOCATION MATRIX

B-1

Exhibit B — FERC Refund Allocation Matrix
Allocation of Refunds from Reliant
Effective date distribution

	REFUND		Emissions		Gas Adder		TOTAL (A)	REFUNDS		Emissions		Gas Adder		TOTAL (B)	Pre October (C)		TOTAL (D) =
	Oct 2 - Jan 17		Oct 2 - Jan 17		Oct 2 - Jan 17		Oct 2 - Jan 17	Jan 18 - Jun 20		Jan 18 - Jun 20		Jan 18 - Jun 20		Jan 18 - Jun 20	May 1 - Oct 1 *		A+B+C
Pacific Gas and Electric Company	0.5820	136,188,975	0.4074	(4,860,732)	0.4074	(19,881,691)		—	—	—	—	—	—		0.3767	22,406,006
Southern California Edison Company	0.2522	59,002,172	0.3367	(4,016,794)	0.3367	(16,429,780)		—	—	—	—	—	—		0.3483	20,489,146
San Diego Gas & Electric	0.1171	27,397,212	0.0701	(836,124)	0.0701	(3,419,969)		—	—	—	—	—	—		0.0664	3,930,073
California Department of Water Resources — CERS	—	—	—	—	—	—		0.9594	37,335,918	0.8968	(2,397,900)	0.8988	(12,600,600)		—	—
Salt River Project	0.0188	4,360,679	0.0181	(216,107)	0.0181	(883,938)		—	—	0.0001	(367)	0.0001	(1,961)		0.0199	1,180,070
Aquita Power Corporation	0.0076	1,783,140	—	—	—	—		0.0007	25,297	—	—	—	—		—	—
Arizona Public Service Company	0.0058	1,346,022	0.0038	(45,664)	0.0038	(186,780)		—	—	0.0003	(911)	0.0003	(4,925)		0.0050	294,274
New Energy Inc.	0.0023	545,416	0.0054	(64,990)	0.0054	(265,827)		—	—	0.0015	(4,110)	0.0015	(22,214)		0.0164	971,440
COTP / COTB	0.0039	905,790	0.0441	(525,918)	0.0441	(2,151,146)		—	—	0.0347	(92,713)	0.0347	(501,112)		0.0436	2,582,178
Automated Power Exchange	0.0033	769,530	0.0060	(70,992)	0.006	(290,378)		—	—	0.0036	(9,637)	0.0036	(52,066)		0.0060	473,025
American Electric Power Service Corporation	0.0029	679,179	—	—	—	—		0.0013	50,638	—	—	—	—		—	—
California Polar Power Brokers LLC	0.0019	450,477	0.0007	(8,803)	0.0007	(35,187)		—	—	0.0000	(88)	0.0000	(475)		0.0008	44,961
City of Anaheim	—	—	0.0017	(20,257)	0.0017	(82,858)		—	—	0.0057	(15,150)	0.0057	(81,884)		0.0093	547,551
Enron Power Marketing, Inc (1)	—	—	0.0351	(418,321)	0.0351	(1,711,045)		0.0213	822,201	0.0141	(37,636)	0.0141	(203,433)		0.0308	1,824,795
City of Riverside	0.0004	90,254	0.0054	(64,392)	0.0054	(263,379)		—	—	0.0078	(21,136)	0.0078	(114,239)		0.0085	505,773
Minova Energy Partners, Inc	0.0010	240,190	0.0002	(2,956)	0.0002	(12,092)		0.0000	919	0.0000	—	0.0000	(3)		0.0004	22,060
City of Pasadena	—	—	0.0007	(8,892)	0.0007	(35,551)		—	—	0.0024	(8,538)	0.0024	(36,336)		0.0043	252,544
Pacific Gas and Electric Energy Services Company	—	—	—	—	—	—		—	—	—	—	—	—		0.0025	147,206
Strategic Energy, LLC	0.0007	157,027	0.0007	(8,773)	0.0007	(35,885)		0.0000	934	0.0018	(4,738)	0.0018	(25,611)		0.0000	2,345
Sempra Energy Trading Corporation	—	—	—	—	—	—		—	—	—	—	—	—		0.0015	87,132
British Columbia Power Exchange Corporation	—	—	0.0057	(67,730)	0.0057	(277,035)		0.0039	149,150	0.0001	(286)	0.0001	(1,548)		0.0051	302,234
Sacramento Municipal Utility District	—	—	0.0008	(10,010)	0.0008	(40,943)		—	—	0.0000	(66)	0.0000	(354)		0.0020	116,516
MDAS INTERTIE ID	0.0002	43,856	—	—	—	—		—	—	—	—	—	—		—	—
El Paso Power Services Company	—	—	—	—	—	—		0.0021	81,374		—		—		—	—
City of Banning	0.0001	24,309	0.0004	(4,751)	0.0004	(19,434)		—	—	0.0006	(1,622)	0.0006	(8,788)		0.0006	37,159
City of Azusa	0.0000	6,295	0.001	(12,264)	0.0010	(50,184)		—	—	0.0011	(2,858)	0.0011	(15,446)		0.0011	65,509
Western Area Power Admin.-Redding	—	—	—	—	—	—		0.0004	16,368	0.0001	(324)	0.0001	(1,751)		—	—
City of Seattle, City Light Department	—	—	0.0004	(5,198)	0.0004	(21,280)		0.0001	3,505	0.0001	(170)	0.0001	(918)		0.0004	25,921
Louisville Gas and Electric Company	—	—	—	—	—	—		—	—	—	—	—	—		0.0000	1,449
Transalta Energy Marketing Inc.	—	—	—	—	—	—		0.0001	2,979	—	—	—	—		—	—
Reliant Energy Services, Inc.	—	—	0.0000	(1)	0.0000	(2)		—	—	0.0000	(1)	0.0000	(4)		0.0000	1,296
Puget Sound Energy	—	—	—	—	—	—		0.0000	524	—	—	—	—		—
PECO Energy Company	—	—	—	—	—	—		0.0000	292	—	—	—	—		—
Constellation Power Source Inc.	—	—	—	—	—	—		0.0000	172	—	—	—	—		—
City of Burbank, Public Service Department	—	—	—	—	—	—		0.0000	48	—	—	—	—		—
Turlock Irrigation District	—	—	—	—	—	—		0.0000	25	—	—	—	—		—
PP&L Montana	—	—	—	—	—	—		0.0000	9	—	—	—	—		—
Public Service Company of Colorado	—	—	—	—	—	—		0.0000	8	—	—	—	—		—
Public Service Company of New Mexico	—	—	—	—	—	—		0.0000	5	—	—	—	—		—
Arizona Electric Power	—	—	—	—	—	—		0.0000	4	—	—	—	—		—
Entergy-Koch Energy Trading, Inc.	—	—	—	—	—	—		0.0000	2	—	—	—	—		—
Calpine Energy Services, LP	—	—	—	—	—	—		—	—	0.0000	(26)	0.0000	(138)		—
Williams Energy Marketing and Trading	—	—	0.0000	(252)	0.0000	(1,030)		—	—	0.0000	(24)	0.0000	(130)		0.0000	627
Northern California Power Agency	—	—	0.0014	(16,297)	0.0014	86,857		—	—	0.0015	(4,000)	0.0015	(21,620)		0.0013	77,544
PacifiCorp	—	—	0.0010	(12,151)	0.0010	(49,702)		—	—	0.0002	(508)	0.0002	(2,745)		0.0009	52,838
Coral Power, LLC	—	—	0.0009	(11,152)	0.0009	(45,814)		—	—	0.0014	(3,627)	0.0014	(19,603)		0.0009	53,446
City of Vernon	—	—	0.0052	(62,128)	0.0052	(254,113)		—	—	0.0058	(14,921)	0.0058	(80,880)		0.0050	293,973
Idaho Power Company	—	—	0.0009	(10,401)	0.0009	(42,545)		0.0006	23,618	0.0004	(1,035)	0.0004	(5,597)		0.0005	29,958
Dynegy Power Marketing, Inc.	—	—	0.0018	(21,283)	0.0018	(87,052)		—	—	0.0009	(2,489)	0.0009	(13,340)		0.0015	88,823
Western Area Power Administration (WAPA/WAMP)	—	—	0.0051	(61,218)	0.0051	(250,399)		—	—	0.0060	(16,089)	0.0060	(86,854)		0.0040	236,368
California Department of Water Resources — (SWP)	—	—	0.0391	(466,254)	0.0391	(1,907,103)		—	—	0.0131	(34,957)	0.0131	(188,943)		0.0341	2,019,960
LESS: Enron Power Marketing, Inc. allocation 1									(822,201)					(822,291)		(1,824,795)	(2,846,986)
Net Total Allocated Refund of Refund		233,990,533		(11,930,403)		(48,796,536)	173,261,595		37,691,774		(2,872,883)		(14,452,310)	20,565,576		57,339,205	251,186,376
1. Enron’s share of 2,646,996 is moved to California Parties account and not included in Net Total Allocated Refunds.
2. Additional relief of $259 million cash will be allocated to California Parties and is not reflected in this matrix.
3. Oct 2 — Jan 17 Refunds’ include PX DA/DO Refunds through January 31, 2001.
4. A participant who owes to the market refunds or payables according to Exhibits ISO-30 and CPX-51 in the EL 00-95 (phase II) proceeding shall receive a deemed distribution by off-set of the payables or refunds it is determined to owe to the ISO and/or PX.
5. The allocation of gas and emission adders will be subject to true up based on a final order on rehearing or appeal regarding the allocation of such costs. Participants who owe gas or emissions adders that exceed their refunds will not be required to pay such excess until the date FERC requires participants to pay gas and emissions in the Refund Proceeding.
6. SCE and SDG&E shares in the refund period (October 2, 200 to January 17, 2001) require the adjustment for SDG&E’s 20% ownership of SONGS (2.35% increase in SCE’s share and 2.35% decreases in SDG&E’s share) through the Cal Parties Refund Escrow instructions. This results in an adjustment of $5,496,778 which SCE’s share is increased to $64,643,185 and SDG&E’s share is decreased to $21,572,341 at Column AG.
7. Allocation percentages rounded to four decimal (for display purposes only).

B-2

EXHIBIT C
Settlement and Release of Claims Agreement
DEEMED DISTRIBUTION PARTICIPANTS
Pacific Gas and Electric Company
British Columbia Power Exchange Corporation
Sempra Energy Trading Corporation
Puget Sound Energy
El Paso Power Services Company
Idaho Power Company
City of Pasadena
Transalta Energy Marketing Inc.
Constellation Power Source Inc.
Automated Power Exchange
PECO Energy Company
Western Area Power Admin.-Redding

C-1

EXHIBIT D
Settlement and Release of Claims Agreement
LOCAL GOVERNMENTAL PARTIES’ ALLOCATION MATRIX

The City and County of San Francisco	$666,666.00
The City of Oakland;	$666,667.00
The County of Santa Clara	$666,667.00
The County of Contra Costa;	$666,667.00
Valley Center Municipal Water District	$245,673.12
Padre Dam Municipal Water District	$126,007.28
Ramona Municipal Water District	$164,702.82
Helix Water District	$105,115.07
Vista Irrigation District	$48,175.90
Yuima Municipal Water District	$81,285.11
Fallbrook Public Utility District	$46,187.56
Borrego Water District	$34,762.60
Metropolitan Transit Development Board	$—
San Diego Trolley, Inc.	$—
San Diego Transit Corporation	$—
Sweetwater Authority	$81,423.54

Total	$3,600,000.00

D-1

EXHIBIT E
Settlement and Release of Claims Agreement
NOTICE REQUIREMENTS
INDIVIDUALS AND ADDRESSES FOR NOTICE
(See Section 15.1)
If to the Reliant Parties:
Michael L. Jines
Senior Vice President, General Counsel and Corporate Secretary
Reliant Energy, Inc.
12th Floor
1000 Main Street
Houston, TX 77002
Telephone: (713) 497-7465
Facsimile: (713) 497-0116
E-Mail: mjines@reliant.com
With a copy to:
Jerry J. Langdon
Executive Vice President, Public & Regulatory Affairs
and Corporate Compliance Officer
Reliant Energy, Inc.
1000 Main Street
Houston, TX 77002
Telephone: (713) 497-3014
Facsimile: (713) 497-9131
E-Mail: jlangdon@reliant.com
If to OMOI:
Robert Pease
Office of Market Oversight and Investigations
Federal Energy Regulatory Commission
888 1st Street, NE
Washington, DC 20426
Telephone: (202) 502-8131
Facsimile: (202) 208-0057
E-Mail: Robert.Pease@ferc.gov
With a copy to:
Lee Ann Watson
Office of Market Oversight and Investigations
Federal Energy Regulatory Commission
888 1st Street, NE
Washington, DC 20426
Telephone: (202) 502-6317
Facsimile: (202) 208-0057
E-Mail: LeeAnn.Watson@ferc.gov

If to PG&E:
Joshua Bar-Lev
Physical address:
PG&E Legal Department
77 Beale Street
San Francisco, CA 94120
Mailing address:
Mail Code B30A
P.O. Box 7442
San Francisco, CA 94120-7442
Telephone: 415 973-4507
Facsimile: (415) 973-5520
E-Mail: jxb7@pge.com
With a copy to:

Stan Berman
Heller Ehrman LLP
701 Fifth Avenue, Suite 6100
Seattte, WA 98104-7098
Telephone: (206) 389-4276
Facsimile: (206) 515-8927
E-Mail: sberman@hewm.com
If to SCE:
Russell Swartz
Southern California Edison Company
2244 Walnut Grove Avenue
Rosemead, CA 91770
Telephone: (626) 302-3925
Facsimile: (626) 302-1904
E-Mail: russell.swartz@sce.com
With a copy to:

Richard Roberts
Steptoe & Johnson LLP
1330 Connecticut Avenue, N.W.
Washington, DC 20036-1795
Telephone: (202) 429-6756
Facsimile: (202) 429-3902
E-Mail: rroberts@steptoe.com
If to SDG&E:
Don Garber
San Diego Gas & Electric Company
101 Ash Street
San Diego, CA 92101-3017
Telephone: (619) 699-5027
Facsimile: (619) 696-4539
E-Mail: dgarber@sempra.com

If to California Attorney General:
Ken Alex
Supervising Deputy Attorney General
Attorney General’s Office
California Department of Justice
P.O. Box 70550
1515 Clay St., 20th Fl.
Oakland, CA 94612-0550
Telephone: (510) 622-2137
Facsimile: (510) 622- 2270
E-Mail: ken.alex@doj.ca.gov
if to CERS:
Peter S. Garris
Deputy Director
California Department of Energy Resources Scheduling
3310 El Camino Avenue, Suite 120
Sacramento, CA 95821
Telephone: (916) 574-2733
Facsimile: (916) 574-0301
E-Mail: pgarris@water.ca.gov
With a copy to:

Nancy Saracino
Office of the Chief Counsel
1416 Ninth Street, Room 1118
Sacramento, CA 95814
Telephone: (916) 653-7084
Facsimile: (916) 654-9822
E-Mail: nsaracin@water.ca.gov
If to CEOB:
Erik Saltmarsh
California Electricity Oversight Board
770 L Street, Suite 1250
Sacramento, CA 95814
Telephone: (916) 322-8601
Facsimile: (916) 322-8591
E-Mail: esaltmarsh@eob.ca.gov
If to CPUC:
Elizabeth McQuillan
California Public Utilities Commission
Legal Division, Room 4107-12
505 Van Ness Avenue
San Francisco, CA 94102
Telephone: (415) 703-1471
Facsimile: (415) 703-2262
E-Mail: emm@cpuc.ca.gov

If to Oregon Attorney General:
Caren Rovics
Senior Assistant Attorney General
Oregon Department of Justice
1162 Court Street NE
Salem, OR 97310-4096
Telephone: (503) 947-4333
Facsimile: (503) 378-5017
E-Mail: caren.rovics@doj.state.or.us
If to Washington Attorney General:
Brady R. Johnson, Assistant Attorney General
Office of the Washington Attorney General
900 Fourth Avenue, Suite 2000 TB14
Seattle, WA 98164
Telephone: (206) 389-2848
Facsimile: (206) 587-5636
E-Mail: BradyJ@ATG.WA.GOV
If to the California Class::
Frank J. Janecek
Lerach Coughlin Stoia Geller Rudman & Robbins LLP
655 West Broadway, Suite 1900
San Diego, CA 92101-3301
Telephone: (619) 231-1058
Facsimile: (619) 231-7423
E-Mail: FRANKJ@lerachlaw.com
If to Egger Class:
Matthew J. Zevin
Stanley, Mandel & Iola, L.L.P.
550 West C Street, Suite 1600
San Diego, California 92101
Telephone: (619) 235-5306
Facsimile: (815) 377-8419
E-Mail: mzevin@smi-law.com
If to the Local Governmental Parties:
Frank J. Janecek
Lerach Coughlin Stoia Geller Rudman & Robins LLP
655 West Broadway, Suite 1900
San Diego, CA 92101-3301
Telephone: (619) 231-1058
Facsimile: (619) 231-7423
E-Mail: FRANKJ@lerachlaw.com

EXHIBIT F
Settlement and Release of Claims Agreement
FORM OF NOTICE OF ELECTION TO PARTICIPATE IN SETTLEMENT
[CAPTION]
NOTICE OF ELECTION

TO PARTICIPATE IN

SETTLEMENT
     Pursuant to Section 9.1 of the Settlement and Release of Claims Agreement (the “Agreement”) dated October ___, 2005 by and among the Reliant Parties, OMOI, the California Parties, the Additional claimants,1 and others,                                                              hereby gives notice that it elects to become an Opt-In Participant.                                                              states that it is a Market Participant and acknowledges that, by such election, it will have the applicable rights and obligations under the Agreement as an Opt-In Participant, but shall not be a Party or a Settling Claimant.
     Electronic copies of this notice are being served on each person designated on (i) the ListServ established for FERC Docket Nos. EL00-95, et al. and (ii) the ListServ established for FERC Docket Nos. EL03-180, et al.
Respectfully submitted,

[1]	Capitalized terms in this notice have the meaning provided in the Agreement.

F-1

CERTIFICATE OF SERVICE
     I hereby certify that I have this day served an electronic copy of the foregoing document upon each person designated on the ListServs established in Docket Nos. EL00-95, et al., EL03-137, et al., and EL03-180, et al., and served a paper copy via first class mail upon each person designated on the official service list compiled by the Secretary in Docket No. EL03-59.
     Dated at Washington, D.C. this 14th day of October, 2005.

/s/ Joseph E. Stubbs
Joseph E. Stubbs
Steptoe & Johnson LLP 1330 Connecticut Avenue, N.W. Washington, D.C. 20036 (202) 429-6463

F-2

EXHIBIT G
Settlement and Release of Claims Agreement
RELIANT CORPORATE CREDIT AND DEBT AGREEMENTS REFERENCED IN
SECTION 11.4.2
•	Two Indentures dated as of July 1, 2003 among Reliant Energy, Inc., a Delaware corporation (the “Company”), the Guarantors and Wilmington Trust Company, as Trustee, and the First Supplemental Indenture, dated as of December 22, 2004, among the Company, the Guarantors and Wilmington Trust Company, as trustee

•	Second Amended and Restated Credit and Guaranty Agreement, dated as of December 22, 2004, by and among Reliant Energy, Inc., (the “Company”) and the other Loan parties referred to therein; the Lenders referred to therein; Bank of America, N.A., as Administrative Agent and as Collateral Agent; Barclays Bank, PLC and Deutsche Bank Securities Inc., as syndication agents for the Lenders; and Goldman Sachs Credit Partners L.P. and Merrill Lynch Capital Corporation, as documentation agents for the Lenders

•	Guarantees issued by Reliant Energy, Inc. of Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project)

•	Credit and Guaranty Agreement dated as of October [7], 2005, by and among Reliant Energy, Inc., (the “Company”) and other Loan parties referred to therein; the Lenders referred to therein, and Deutsche Bank AG, New York Branch, as Administrative Agent.

•	Note that all of the above are covered by a single Security Agreement dated as of July 1, 2003, as amended, and are subject to a Collateral Trust Agreement dated as of July 1, 2003

G-1

EXHIBIT H
Settlement and Release of Claims Agreement
LETTER AGREEMENT REGARDING REPAYMENT OF CLASS ACTION
ATTORNEYS’ FEES
The law firm of                      agrees to repay $                     in fees, and $                     in costs if the attorneys’ fee and cost order dated                      in [case name] is reduced (to the extent of any such reduction) or overturned on appeal within ten calendar days of the order on appeal. This law firm also agrees to be subject to the jurisdiction of the San Diego Superior Court in this matter and agrees that failure to repay fees and costs may be enforced by motion. I am authorized to sign this agreement on behalf of the principals (partners, shareholders, etc.) of the above-named law firm.

[name]

H-1